                                                                    EXHIBIT 10.2

      -------------------------------------------------------------------


                              OPERATING AGREEMENT

                                      OF

                                SLJ RETAIL LLC


                                 APRIL 14, 1997


-------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


     ARTICLE I  DEFINITIONS; RULES OF CONSTRUCTION

     1.1  Definitions.................................................    1
          -----------
     1.2  Rules of Construction.......................................   11
          ---------------------


ARTICLE II  ORGANIZATIONAL MATTERS

      2.1   Formation.................................................   11
            ---------
      2.2   Name......................................................   12
            ----
      2.3   Registered Agent and Office...............................   12
            ---------------------------
      2.4   Principal Place of Business...............................   12
            ---------------------------
      2.5   Term......................................................   12
            ----
      2.6   Ownership.................................................   12
            ---------
      2.7   Relationship Among Members................................   12
            --------------------------
      2.8   Independent Activities of Members.........................   12
            ---------------------------------
      2.9   No Individual Authority...................................   12
            -----------------------
     2.10   Qualification in Other Jurisdictions......................   12
            ------------------------------------


ARTICLE III  PURPOSE

     3.1  Purposes and Scope..........................................   13
          ------------------
     3.2  Powers of the Company.......................................   13
          ---------------------


ARTICLE IV  CAPITAL CONTRIBUTIONS AND LOANS

     4.1   Initial Capital Contributions..............................   13
           -----------------------------
     4.2   Member Interests; Member Units; Percentage Interests.......   14
           ----------------------------------------------------
     4.3   Additional Capital Contributions...........................   15
           --------------------------------
     4.4   Limitations on Capital Contributions and Loans.............   15
           ----------------------------------------------


ARTICLE V  CAPITAL ACCOUNTS AND ALLOCATIONS

     5.1   Capital Accounts...........................................   15
           ----------------
     5.2   Interest...................................................   16
           --------
     5.3   Allocation of Profits and Losses...........................   16
           --------------------------------
     5.4   Special Allocations........................................   18
           -------------------
     5.5   Curative Allocations.......................................   19
           --------------------
     5.6   Other Allocation Rules.....................................   19
           ----------------------

ARTICLE VI  DISTRIBUTIONS

     6.1   Distributions..............................................   20
           -------------
     6.2   Amounts Withheld...........................................   21
           ----------------
     6.3   Tax Distributions..........................................   21
           -----------------


ARTICLE VII  MANAGEMENT OF THE COMPANY

      7.1   Appointment of Manager....................................   21
            ----------------------
      7.2   Management Services.......................................   22
            -------------------
      7.3   Rights, Obligations and Duties of the Manager.............   22
            ---------------------------------------------
      7.4   Officers..................................................   22
            --------
      7.5   Significant Operating Decisions...........................   23
            -------------------------------
      7.6   Budgets...................................................   26
            -------
      7.7   Reliance by Third Parties.................................   27
            -------------------------
      7.8   Compensation of Manager...................................   27
            -----------------------
      7.9   Company Funds.............................................   27
            -------------
     7.10   Duties and Responsibilities...............................   27
            ---------------------------
     7.11   Indemnification...........................................   27
            ---------------
     7.12   Liability of the Manager and the Members..................   29
            ----------------------------------------
     7.13   Right of the Butler Member or the Advisory Board
            ------------------------------------------------
            to Remove Manager.........................................   30
            -----------------
     7.14   Advisory Board............................................   30
            --------------


ARTICLE VIII  RIGHTS AND OBLIGATIONS OF MEMBERS

     8.1   Management of Business.....................................   32
           ----------------------
     8.2   Return of Capital..........................................   32
           -----------------
     8.3   Partition..................................................   32
           ---------
     8.4   Resignation................................................   32
           -----------
     8.5   Proxies....................................................   32
           -------


ARTICLE IX  BOOKS, RECORDS, ACCOUNTING AND REPORTS

     9.1   Records and Accounting.....................................   33
           ----------------------
     9.2   Reports....................................................   33
           -------
     9.3   Notices from Senior Lender.................................   33
           --------------------------


ARTICLE X  TAX MATTERS

     10.1   Preparation of Tax Returns................................   34
            --------------------------
     10.2   Tax Status; Elections.....................................   34
            ---------------------
     10.3   Tax Controversies.........................................   34
            -----------------
     10.4   Organizational Expenses...................................   35
            -----------------------

ARTICLE XI  PLEDGE AND TRANSFER RESTRICTIONS;CERTAIN RIGHTS;
               ADMISSION OF SUCCESSOR MEMBERS

      11.1   Pledge and Transfer Restrictions.........................   35
             --------------------------------
      11.2   Transfers by Maxwell Retail..............................   35
             ---------------------------
      11.3   Transfers by Butler......................................   35
             -------------------
      11.4   First Refusal Rights.....................................   35
             --------------------
      11.5   Tag Along Rights.........................................   36
             ----------------
      11.6   Take Along Rights........................................   37
             -----------------
      11.7   Closing of Permitted Transfers...........................   38
             ------------------------------
      11.8   Rights of Assignee.......................................   39
             ------------------
      11.9   Admission as a Successor Member..........................   39
             -------------------------------
     11.10   Distributions and Allocations in Respect of
             -------------------------------------------
             Transferred Member Interests.............................  40
             ----------------------------


ARTICLE XII  DISSOLUTION AND LIQUIDATION

     12.1   No Dissolution............................................  40
            --------------
     12.2   Events Causing Dissolution................................  40
            --------------------------
     12.3   Continuation of the Company...............................  41
            ---------------------------
     12.4   Liquidation...............................................  41
            -----------
     12.5   Reserves..................................................  42
            --------
     12.6   Distributions in Kind.....................................  42
            ---------------------
     12.7   Filing of Certificate of Cancellation.....................  43
            -------------------------------------
     12.8   Return of Capital.........................................  43
            -----------------


ARTICLE XIII  GENERAL PROVISIONS

      13.1   Amendment................................................  43
             ---------
      13.2   Further Action...........................................  43
             --------------
      13.3   Invalidity of Provisions.................................  43
             ------------------------
      13.4   Notices..................................................  43
             -------
      13.5   Binding Effect...........................................  45
             --------------
      13.6   Integration..............................................  45
             -----------
      13.7   No Third Party Beneficiary...............................  45
             --------------------------
      13.8   Waiver...................................................  45
             ------
      13.9   Counterparts.............................................  45
             ------------
      13.10  Entire Agreement.........................................  45
             ----------------
      13.11  Governing Law............................................  45
             -------------

                              OPERATING AGREEMENT
                                       OF
                                 SLJ RETAIL LLC



     THIS OPERATING AGREEMENT OF SLJ RETAIL LLC is made and entered into as of April 14, 1997 by and between THE BUTLER GROUP INC., a Delaware corporation, and MAXWELL RETAIL INC., a Delaware corporation, as Members, together with any other Person who becomes a Member as provided herein.


                                   ARTICLE I
                      DEFINITIONS; RULES OF CONSTRUCTION
                      ----------------------------------

     1.1  Definitions.  The following definitions will apply to the capitalized
          -----------
terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary:

     "Advisory Board" has the meaning set forth in Section 7.14(a).
      --------------                               ---------------

     "Affiliate" has the meaning set forth in the Contribution Agreement.
      ---------

     "Agreement" means this Operating Agreement, as it may be amended, modified,
      ---------
supplemented or restated from time to time.

     "Available Cash" of the Company means, at any time, all cash funds of the
      --------------
Company on hand or available for borrowing under the Senior Revolving Loan after: (i) payment of all expenses of the Company that are due and payable as of such time; (ii) provision for payment of all expenses of the Company that are anticipated to become due and payable within thirty days following such time; and (iii) provision for adequate reserves (working capital and/or capital), as determined by the Manager.

     "Book Value" means, for any asset, the asset's adjusted basis for federal
      ----------
income tax purposes, except as follows:

     (a) The initial Book Value of any asset contributed by a Member to the Company will be the gross fair market value of such asset on the date of contribution, as reasonably determined by the Manager (with the consent of the Required Members).

     (b) The Book Values of all Company assets will be adjusted to equal their respective gross fair market values, as determined by the Manager (with the consent of the Required Members), as of the following times: (i) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution if the Manager (with
                         -- -------
the consent of the Required Members) reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration
                        -- -------
for an interest in the Company if the Manager (with the consent of the Required Members) reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company; and
(iii) the liquidation of the Company within the meaning of Tax Regulations
Section 1.704-1(b)(2)(ii)(g). Notwithstanding the foregoing, absent the consent of the Required Members (which consent may be given or withheld for any reason or no reason) the Book Values of Company assets shall not be adjusted upon the exercise of the Butler Exchange Rights or the Maxwell Option Rights.

     (c) The Book Value of any Company asset distributed to any Member will be adjusted to equal the gross fair market value of such asset on the date of distribution, as reasonably determined by the Manager (with the consent of the Required Members).

     (d) The Book Value of Company assets will be increased (or decreased) to reflect any adjustment to the adjusted basis of such assets pursuant to Code
Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Tax Regulations Section 1.704-1(b)(2)(iv)(m), paragraph (f) of the definition of Profits and Losses and Section 5.4(d); provided that Book Value will not be
                       --------------  --------
adjusted pursuant to this paragraph (d) to the extent the Manager (with the consent of the Required Members) determines that an adjustment pursuant to paragraph (b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

     "Budget" has the meaning set forth in Section 7.6(a).
      ------                               --------------

     "Business Day" means any day that is not a Saturday or Sunday or a day on
      ------------
which banks are required or permitted to be closed in the States of New York or Massachusetts.

     "Butler" means The Butler Group Inc., a Delaware corporation, and its
      ------
successors and assigns pursuant to any Transfer permitted hereunder.

     "Butler Cashout Event" means the later to occur of (a) the release by the
      --------------------
Senior Agent of the GE Capital Guaranty; and (b) either (i) the payment in full of the Subordinated Notes; or (ii) the closing of the first exercise by Butler of its rights under Section 2.2 of the Option Agreement.

     "Butler Exchange Rights" means the right of Butler to exchange the 4,500
      ----------------------
Class A Member Units initially issued to it hereunder, together with the entire principal amount of the Subordinated Loan, for 4,500 Class B Member Units pursuant to Section 2.1 of the Option Agreement.

     "Butler Member" means, at any time, (a) Butler, if Butler is a Member at
      -------------
such time, and (b) if Butler is not a Member at such time, any transferee pursuant to any Transfer permitted hereunder of all of the Member Units originally held by Butler hereunder or issued upon the exercise of the Butler Exchange Rights.

     "Capital Account" means, with respect to any Member, the capital account
      ---------------
maintained for such Member in accordance with the following provisions:

     (a) Such Capital Account will be increased by such Member's Capital Contributions, such Member's allocable share of Profits and any items in the nature of income or gain that are specifically allocated to such Member pursuant to Sections 5.4 and 5.5, and the amount of any Company liabilities assumed by
   ------------     ---
such Member or which are secured by any property distributed to such Member.

     (b) Such Capital Account will be decreased by the cash amount or Book Value of any property distributed to such Member pursuant to this Agreement, such Member's allocable share of Losses and any items in the nature of deductions or losses that are specially allocated to such Member pursuant to Sections 5.4 and
                                                               ------------
5.5, and the amount of any liabilities of the Member assumed by the Company or
---
for the satisfaction of which recourse may be made to any property contributed by such Member to the Company.

     (c) In the event all or a portion of a Member Interest is Transferred in accordance with the terms of this Agreement, the transferee will succeed to the Capital Account of the transferor to the extent it relates to the Transferred Member Interest; provided that if the Transfer causes a termination of the
                 --------
Company under Code Section 708(b)(1)(B), the assets of the Company will be deemed to have been distributed in liquidation of the Company to the Members (including the transferee of the Member Interest) pursuant to Sections 12.4 and
                                                              -------------
12.6 of this Agreement and recontributed by such Members and transferees in
----
reconstitution of the Company, or the assets of the Company will be deemed to have been transferred to a new partnership the interests in which will be deemed to have been distributed to the Members (including the transferee of the Member Interest) pursuant to Sections 12.4 and 12.6, in either case as required by then
                      -------------     ----
applicable Tax Regulations. Such deemed liquidation and reconstitution will not cause the Company to be dissolved or reconstituted for purposes other than maintenance of the Capital Accounts and federal income tax purposes, unless otherwise provided in Article XII.
                      -----------

     The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are generally intended to comply with Tax Regulations Section 1.704-1(b) and will be interpreted and applied in a manner consistent with such Tax Regulations. If the Manager (with the consent of the Required Members) determines that it is prudent to modify the manner in which the Capital Accounts, or any increases or decreases to the Capital Accounts, are computed in order to comply with such Tax Regulations, the Manager may authorize such modifications, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Section 12.4 upon the
                                                ------------
dissolution of the Company, nor a material effect on the amounts of taxable income, gain, deduction, or loss allocable to the Members. The Manager may also (with the consent of the Required Members) (i) many any adjustments that are necessary or approopriate to maintain equality between the Capital Accounts of the Members and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Tax Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) manke any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Tax Regulations Section 1.704-1(b).

     "Capital Contribution" means, with respect to any Member, the amount of
      --------------------
money and the initial Book Value of any property (other than money) contributed to the Company with respect to the Member Interest held by such Member, including the principal amount of the Subordinated Notes delivered by Butler to the Company upon the exercise of the Butler Exchange Rights pursuant to Section
                                                                        -------
2.1 of the Option Agreement and the Capital Contribution made by Maxwell Retail
---
upon the exercise of the Maxwell Option Rights pursuant to Section 3.1 of the
                                                           -----------
Option Agreement.

     "Certificate of Formation" means the Certificate of Formation filed with
      ------------------------
the Office of the Secretary of State of Delaware pursuant to Section 2.1 of the Contribution Agreement, as it may be amended or restated from time to time.

     "Change of Control" means, as to Maxwell, that any Person other than
      -----------------
Maxwell V. Blum, any other Affiliate of Maxwell as of the date of this Agreement or any member or members of the Immediate Family of any of the foregoing acquires (i) 50% or more of the common stock of all classes of Maxwell or (ii) common stock of any class or classes of Maxwell having the voting power necessary to elect a majority of the members of the board of directors of Maxwell.

     "Class A Member Interests" has the meaning set forth in Section 4.2(a).
      ------------------------                               --------------

     "Class A Member Unit Equalization Amount" means the amount at any time from
      ---------------------------------------
and after the exercise of the Butler Exchange Rights equal to (a) the product of
(i) $12,500,000, multiplied by (ii) that fraction the numerator of which is the
                 ---------- --
number of outstanding Class B Member Units and the denominator of which is 4,500, multiplied by (iii) that fraction the numerator of which is the number of
       ---------- --
outstanding Class A Member Units and the denominator of which is the number of outstanding Class B Member Units, minus (b) the amount of any distributions
                                  -----
previously made in respect of the Class A Member Units pursuant to Section
                                                                   -------
6.1(a)(ii).
----------

     "Class A Member Units" has the meaning set forth in Section 4.2(a).
      --------------------                               --------------

     "Class B Member Interests" has the meaning set forth in Section 4.2(a).
      ------------------------                               --------------

     "Class B Member Unit Preferred Amount" means the amount at any time from
      ------------------------------------
and after the exercise of the Butler Exchange Rights equal to (a) the product of
(i) $12,500,000, multiplied by (ii) that fraction the numerator of which is the
                 ---------- --
number of outstanding Class B Member Units and the denominator of which is 4,500, minus (b) the amount of any distributions previously made in respect of
       -----
the Class B Member Units pursuant to Section 6.1(a)(i).
                                     -----------------

     "Class B Member Units" has the meaning set forth in Section 4.2(a).
      --------------------                               --------------

     "Closing Date" has the meaning set forth in the Contribution Agreement.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended and in effect
      ----
from time to time. All references herein to the Code will include any corresponding provision or provisions of succeeding law.

     "Company" means SLJ Retail LLC, the limited liability company formed by the
      -------
filing of the Certificate of Formation.

     "Company Minimum Gain" has the meaning set forth in Tax Regulations Section
      --------------------
1.704-2(b)(2) with respect to "partnership minimum gain."

     "Company Nonrecourse Deductions" has the meaning set forth in Tax
      ------------------------------
Regulations Section 1.704-2(b)(1) with respect to "nonrecourse deductions."

     "Contribution Agreement" means the Contribution Agreement dated of even
      ----------------------
date herewith among Butler, Maxwell and Maxwell Retail, as it may be amended, modified, supplemented or restated from time to time.

     "Cumulative Net Profits" means, with respect to any Member for any period,
      ----------------------
the excess (if any) of the cumulative Profits allocated to such Member during such period pursuant to Sections 5.3(a)(iv)-(v) over the cumulative Losses
                        -----------------------
allocated to such Member during such period pursuant to Section 5.3(b), in each
                                                        --------------
case taking into account only those items necessary to compute the regular federal taxable income or loss of such Member for such period.

     "Delaware Act" means the Delaware Limited Liability Company Act, 6 Del. C.
      ------------
(S) 18-101, et seq., as amended from time to time.
            -- ---

     "Depreciation" means, for each Tax Year, an amount equal to the
      ------------
depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Tax Year, except that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Tax Year, Depreciation shall be an amount which bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Tax Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal
                    --------  -------
income tax purposes of an asset at the beginning of such Tax Year is zero, Depreciation shall be determined with reference to such beginning Book Value using any reasonable method selected by the Manager (with the consent of the Required Members).

     "Employment Agreement" has the meaning set forth in the Contribution
      --------------------
Agreement.

     "Federal Tax Rate" means, as of any relevant date, the highest marginal
      ----------------
federal income tax rate applicable to corporations on such date.

     "First Refusal Offer" has the meaning set forth in Section 11.4(a).
      -------------------                               ---------------

     "First Refusal/Tag Along Notice" has the meaning set forth in Section
      ------------------------------                               -------
11.4(a).
-------

     "Fiscal Year" means the twelve-month accounting period of the Company for
      -----------
financial accounting purposes ending on the last Saturday in January of each year; provided that the initial Fiscal Year of the Company will be the period
      --------
beginning on the Closing Date and ending on January 31, 1998, and the last Fiscal Year of the Company (if not a full Fiscal Year) will be the period beginning on the day following the end of the penultimate Fiscal Year of the Company and ending on the date the final liquidation of the Company is completed.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America as from time to time in effect, applied on a consistent basis with those accounting principles applied at prior dates or for prior periods.

     "GE Capital" means General Electric Capital Corporation, a New York
      ----------
corporation.

     "GE Capital Guaranty" has the meaning set forth in the Contribution
      -------------------
Agreement.

     "GE Capital Reimbursement and Security Agreement" has the meaning set forth
      -----------------------------------------------
in the Contribution Agreement.

     "GE Integrity Policies" means the policies set forth in the booklet
      ---------------------
entitled "Integrity -- the Spirit & the Letter of Our Commitment" (CI-18 REV.
6195) and any superseding policy statements from time to time furnished to the Manager by GE Capital with respect to policies on key integrity issues adopted by General Electric Company and having application to its subsidiaries and Affiliates.

     "Governmental Body" means any governmental or quasi-governmental agency,
      -----------------
authority, commission, board or other body.

     "Immediate Family" has the meaning set forth in the Contribution Agreement.
      ----------------

     "Indemnitee" has the meaning set forth in Section 7.11.
      ----------                               ------------

     "Lien" has the meaning set forth in the Contribution Agreement.
      ----

     "Liquidator" has the meaning set forth in Section 12.4.
      ----------                               ------------

     "Losses" has the meaning set forth in the definition of "Profits" and
      ------
"Losses."

     "Mall Specialty Footwear Stores" has the meaning set forth in the
      ------------------------------
Contribution Agreement.

     "Manager" has the meaning set forth in Section 7.1.
      -------                               -----------

     "Maxwell" means Maxwell Shoe Company Inc., a Delaware corporation.
      -------
     "Maxwell/Company Documents" has the meaning set forth in the Contribution
      -------------------------
Agreement.

     "Maxwell Default"  means (i) the Bankruptcy or dissolution of Maxwell or
      ---------------
Maxwell Retail, (ii) a breach or default on the part of Maxwell Retail in any material respect in the performance of any of its material covenants, agreements, duties or responsibilities as Manager under this Agreement, or (iii) a breach or default on the part of Maxwell or any of its Affiliates in any material respect in any of their respective material representations or warranties set forth in, or in the performance of any of their respective material covenants, agreements, duties or responsibilities under, any of the Maxwell Documents. For the purposes hereof, "Bankruptcy" means (i) the inability of Maxwell or Maxwell Retail generally to pay its debts as such debts become due, or an admission in writing by Maxwell or Maxwell Retail of its inability to pay its debts generally or a general assignment by Maxwell or Maxwell Retail for the benefit of creditors; (ii) the filing of any petition or answer by Maxwell or Maxwell Retail seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of Maxwell or Maxwell Retail or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Maxwell or Maxwell Retail or for any substantial part of its property; (iii) the taking of any corporate action by Maxwell or Maxwell Retail to authorize any of the actions set forth in clauses
(i) or (ii) above; (iv) without the consent or acquiescence of Maxwell or Maxwell Retail, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation, or the filing of any such petition against Maxwell or Maxwell Retail, or (v) without the consent or acquiescence of Maxwell or Maxwell Retail, the entering of an order appointing a trustee, custodian, receiver or liquidator of Maxwell or Maxwell Retail or of all or any substantial part of the property of Maxwell or Maxwell Retail.

     "Maxwell Member" means, at any time, (a) Maxwell Retail, if Maxwell Retail
      --------------
is a Member at such time, and (b) if Maxwell Retail is not a Member at such time, any transferee pursuant to any Transfer permitted hereunder of all of the Member Units originally held by Maxwell Retail hereunder or issued upon the exercise of the Maxwell Option Rights.

     "Maxwell Option Rights" has the meaning set forth in the Option Agreement.
      ---------------------

     "Maxwell Retail" means Maxwell Retail Inc., a Delaware corporation, and its
      --------------
successors and assigns pursuant to any Transfer permitted hereunder.

     "Member Interest" means the interest of a Member in the Company including,
      ---------------
without limitation, such Member's right (a) to a distributive share of the Profits, Losses and other items of income, gain, loss, deduction and credit of the Company, (b) to a distributive share of the assets of the Company, and (c) to vote on or to consent or withhold consent on certain matters as described in this Agreement, each in accordance with its Percentage Interest.

     "Member Nonrecourse Deductions" has the meaning set forth in Tax
      -----------------------------
Regulations Section 1.704-2(i)(1) and (2) with respect to "partner nonrecourse deductions."

     "Member Units" means mathematical units of ownership evidencing the Member
      ------------
Interests in the Company. As of the Closing Date, 8,825 Member Units shall be held by the Members and an additional 1,175 Member Units shall be issuable upon the exercise of the Maxwell Option Rights, all as more fully set forth in
Section 4.2.
-----------

     "Members" means Butler, Maxwell Retail, and each other Person who has been
      -------
admitted as a Member in the Company in accordance with Section 11.9 of this
                                                       ------------
Agreement and whose admission has been reflected on the books and records of the Company.

     "Non-Compete Agreement" has the meaning set forth in the Contribution
      ---------------------
Agreement.

     "Notice of Acceptance" has the meaning set forth in Section 11.4(b).
      --------------------                               ---------------

     "Notified Member" has the meaning set forth in Section 11.4(a).
      ---------------                               ---------------

     "Offer Price" has the meaning set forth in Section 11.4(a).
      -----------                               ---------------

     "Officers" has the meaning set forth in Section 7.4(a).
      --------                               --------------

     "Option Agreement" has the meaning set forth in the Contribution Agreement.
      ----------------

     "Percentage Interest" means, at any time, that percentage interest in the
      -------------------
Company from time to time represented by any Member's Member Interest, determined by dividing the number of Member Units held by such Member at such time by the total number of Member Units held by all Members at such time. The Percentage Interest of a Member shall be adjusted from time to time to reflect any change in the number of Member Units held by such Member or in the total number of Member Units held by all Members. After any such adjustment, the Percentage Interest of such Member, as adjusted, shall constitute the Percentage Interest of such Member for all purposes under this Agreement.

     "Person" means an individual, corporation, partnership, limited liability
      ------
company, joint venture, trust, estate, unincorporated organization, association, Governmental Body or other entity.

     "Pledge" means, with respect to all or any aspect of a Member Interest, a
      ------
pledge, encumbrance, hypothecation or similar disposition in connection with the granting of a Lien to secure an obligation of the pledgor, an Affiliate of the pledgor or a member of the Immediate Family of an Affiliate of the pledgor (other than a Transfer).

     "Profits" and "Losses" mean, for each Tax Year or other period, an amount
      -------       ------
equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) will be included in taxable income or loss), with the following adjustments (without duplication):

     (a) Income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses pursuant to this definition will be added to such taxable income or loss.

     (b) Any expenditures of the Company described in Code Section 705(a)(2)(B), or treated as Code Section 705(a)(2)(B) expenditures pursuant to Tax Regulations
Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits and Losses pursuant to this definition will be subtracted from such taxable income or loss.

     (c) If the Book Value of any Company asset is adjusted pursuant to paragraphs (b) or (c) of the definition thereof, the amount of such adjustment will be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits and Losses.

     (d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes will be computed by reference to the Book Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Book Value.

     (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Tax Year, computed in accordance with the definition of Depreciation.

     (f) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Tax Regulations
Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Member Interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses.

     (g) Notwithstanding any other provision of this definition, any items that are specially allocated pursuant to Sections 5.4 or 5.5 will not be taken into
                                    ------------    ---
account in computing Profits and Losses.

     "Purchase Price" has the meaning set forth in Section 11.7.
      --------------                               ------------

     "Required Members" means those Members that include both (a) Members
      ----------------
collectively holding 75% or more of the Percentage Interests, and (b) unless and until a Butler Cashout Event shall have occurred, the Butler Member.

     "Retail Outlet Footwear Stores" has the meaning set forth in the
      -----------------------------
Contribution Agreement.

     "Retail Opportunity Agreement" has the meaning set forth in the
      ----------------------------
Contribution Agreement.

     "Senior Credit Agreement" has the meaning set forth in the Contribution
      -----------------------
Agreement.

     "Senior Lenders" has the meaning set forth in the Contribution Agreement.
      --------------

     "Senior Revolving Loan" means the $16,500,000 revolving loan facility to be
      ---------------------
made available by the Senior Lenders to the Company pursuant to the Senior Credit Agreement.

     "Senior Term Loan" means the $16,000,000 term loan to be made by the Senior
      ----------------
Lenders to the Company pursuant to the Senior Credit Agreement.

     "Services Agreement" has the meaning set forth in the Contribution
      ------------------
Agreement.

     "Settlement Notice" has the meaning set forth in Section 7.11(c).
      -----------------                               ---------------

     "Store Transfer Closing Date" has the meaning set forth in the Contribution
      ---------------------------
Agreement.

     "Subordinated Loan" means the purchase by Butler of the Subordinated Notes.
      -----------------

     "Subordinated Note Purchase Agreement" has the meaning set forth in the
      ------------------------------------
Contribution Agreement.

     "Subordinated Notes" means the $12,500,000 in principal amount of the
      ------------------
Company's 8% Subordinated Notes purchased by Butler pursuant to the Subordinated Note Purchase Agreement.

     "Tag Along Offer" has the meaning set forth in Section 11.5(a).
      ---------------                               ---------------

     "Take Along Notice" has the meaning set forth in Section 11.6(a).
      -----------------                               ---------------

     "Take Along Right" has the meaning set forth in Section 11.6(a).
      ----------------                               ---------------

     "Tax Regulations" means the Income Tax Regulations (including Temporary
      ---------------
Regulations) promulgated under the Code, as amended and in effect (including corresponding provisions of any succeeding Tax Regulations).

     "Tax Regulatory Allocations" has the meaning set forth in Section 5.5.
      --------------------------                               -----------

     "Tax Year" means the twelve-month accounting period of the Company for
      --------
federal and state income tax purposes ending on December 31 of each year or such other accounting period as the Company is required to use under Section 706(b) of the Code; provided that the initial Tax Year of the Company will be the
             --------
period beginning on the Closing Date and ending on December 31, 1997, and the last Tax Year of the Company (if not a full twelve-month accounting period) will be the period beginning on the day following the end of the penultimate Tax Year of the Company and ending on the date the final liquidation of the Company is completed.

     "Third Party" means any Person other than (i) the Company, (ii) a Member,
      -----------
(iii) the Manager, (iv) any Affiliate of any of the foregoing, (v) any member of the Immediate Family of any of the foregoing or (vi) any officer, director, shareholder, partner or member of any of the foregoing.

     "Third Party Offer" means a bona fide offer made in writing by any Third
      -----------------          ---- ----
Party to Butler or Maxwell Retail to purchase Member Units from such Member on an arm's length basis for cash.

     "Transfer" means, with respect to all or any aspect of a Member Interest, a
      --------
sale, assignment, gift, contribution, exchange or any other disposition (other than a Pledge).

     "Transferring Member" has the meaning set forth in Section 11.4(a).
      -------------------                               ---------------

     "Transitional Services Agreement" has the meaning set forth in the
      -------------------------------
Contribution Agreement.

     1.2  Rules of Construction.
          ---------------------

     (a) All article, section and paragraph titles and captions in this Agreement are for convenience only, will not be deemed part of this Agreement, and in no way define, limit, extend, or describe the scope or intent of any provisions of this Agreement. Except as specifically provided otherwise, references to "Articles," "Sections" and "Exhibits" are to Articles, Sections
               --------    --------       --------
and Exhibits of or to this Agreement.

     (b) Whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs includes the plural and vice versa. The
                                                          ---- -----
locative adverbs "hereof," "herein," "hereafter," etc. refer to this Agreement as a whole.


                                  ARTICLE II
                             ORGANIZATIONAL MATTERS
                             ----------------------

     2.1  Formation.  The Members have formed the Company as a limited liability
          ---------
company pursuant to the provisions of the Delaware Act. The Members are entering into this Agreement in order to set forth the rights and obligations of the Members with respect to the Company and certain related matters. Except as expressly provided herein or in the Contribution Agreement to the contrary, the rights and obligations of the Members and the administration and dissolution of the Company will be governed by the Delaware Act.

     2.2  Name.  The name of the Company is "SLJ Retail LLC."
          ----

     2.3  Registered Agent and Office.  The registered agent and office of the
          ---------------------------
Company in the State of Delaware shall be Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805. The Manager may change the registered office or registered agent from time to time.

     2.4  Principal Place of Business.  The principal place of business of the
          ---------------------------
Company shall be at 400 Technology Court, Suite F, Smyrna, Georgia 30082, or at such other place in the United States as the Manager may from time to time designate.

     2.5  Term.  The Company commenced its existence on March 7, 1997, the date
          ----
of the filing of the Certificate of Formation with the Office of the Secretary of State of the State of Delaware, and will continue in existence until the close of business on January 31, 2047, or until the earlier dissolution of the Company in accordance with the provisions of Article XII.
                                             -----------

     2.6  Ownership.  The interest of each Member in the Company will be
          ---------
personal property for all purposes. All property and interests in property, real or personal, owned by the Company will be deemed owned by the Company as an entity, and no Member (as such) will have any ownership of such property or interest therein except by having an ownership interest in the Company as a Member.

     2.7  Relationship Among Members.  The relationship among the Members
          --------------------------
provided for in this Agreement is limited to the conduct of the business of the Company as a limited liability company in accordance with the terms of the Delaware Act and this Agreement. Nothing contained in this Agreement will be construed to create a partnership (other than for tax purposes) between or among the Members or, except as otherwise expressly provided in this Agreement, to authorize any Member to act as agent for another Member.

     2.8  Independent Activities of Members.  Except as otherwise provided in
          ---------------------------------
the Non-Compete Agreement and the Retail Opportunity Agreement with respect to Maxwell and certain of its Affiliates, each Member and its Affiliates may have business interests and engage in business activities in addition to those relating to the Company, and no other provision of this Agreement will be deemed to prohibit a Member or any of its Affiliates from conducting such other businesses and activities.

     2.9  No Individual Authority.  No Member, acting alone, will have any
          -----------------------
authority to act for, or to undertake or assume any obligation or liability on behalf of, any other Member or the Company, except as otherwise expressly provided in this Agreement.

     2.10 Qualification in Other Jurisdictions.  The Manager shall cause the
          ------------------------------------
Company to be qualified or registered as a foreign limited liability company authorized to transact business in all jurisdictions in which such qualification or registration is necessary or advisable, and shall cause the Company to register all trade names or fictitious names in or under which it conducts business (including, without limitation, the names "Sam & Libby" and "Jones New York") in all jurisdictions in which the Company conducts business under such names and in which such registration is necessary or advisable. The Manager, as an "authorized person" within the meaning of the Delaware Act, may execute, deliver and file any certificates, affidavits and registrations (and any amendments and/or restatements thereof) necessary for the Company so to do.


                                  ARTICLE III
                                    PURPOSE
                                    -------

     3.1  Purposes and Scope.  Subject to the provisions of this Agreement, the
          ------------------
purposes of the Company are: (a) to engage in the business of selling women's footwear and accessories in Mall Specialty Footwear Stores and Retail Outlet Footwear Stores; (b) to borrow money and issue evidences of indebtedness in furtherance of any or all of the objectives of the Company's business, and to secure the same by mortgage, pledge or other Liens; and (c) to do any and all other acts or things which may be desirable, expedient, convenient, incidental or necessary to carry on the business of the Company as herein contemplated.

     3.2  Powers of the Company.  The Company shall have the power and authority
          ---------------------
to take any and all actions necessary, proper, advisable, incidental or convenient to or for the furtherance of the purposes set forth in Section 3.1,
                                                                  -----------
as determined by the Manager in accordance with the terms and conditions of this Agreement


                                  ARTICLE IV
                        CAPITAL CONTRIBUTIONS AND LOANS
                        -------------------------------

     4.1  Initial Capital Contributions.  Pursuant to the Contribution
          -----------------------------
Agreement:

     (a) Maxwell Retail has contributed the property described in Section 2.2(b)(i) of the Contribution Agreement on the date of this Agreement; and

     (b) Butler has contributed the property described in Section 2.2(c)(v) of the Contribution Agreement on the date of this Agreement and has agreed to contribute the property described in Section 2.3(a)(i) of the Contribution Agreement on each Store Transfer Closing Date and to contribute the property described in Section 2.4(a)(i) of the Contribution Agreement on the third Store Transfer Closing Date; provided, however, that Butler's agreement to contribute
                       --------  -------
the property described in Sections 2.3(a)(i) and 2.4(a)(i) of the Contribution Agreement is subject to the fulfillment of the conditions precedent set forth in
Section 6.2 of the Contribution Agreement.

Such contributions of property and agreements to contribute property shall constitute Capital Contributions made as of the Closing Date by Maxwell Retail and Butler, respectively, and no adjustment to such Capital Contributions shall be made in the event that Butler does not contribute any of the property contemplated by Sections 2.3(a)(i) and 2.4(a)(i) of the Contribution Agreement by virtue of the failure to occur of any of the conditions precedent set forth in Section 6.2 of the Contribution Agreement.

     4.2  Member Interests; Member Units; Percentage Interests.
          ----------------------------------------------------

     (a) The Member Interests shall be divided into Class A Member Interests

("Class A Member Interests") and Class B Member Interests ("Class B Member
--------------------------                                  --------------
Interests"), which shall be evidenced by Member Units designated as Class A
---------
Member Units ("Class A Member Units") and Class B Member Units ("Class B Member
               --------------------                              --------------
Units"), respectively.  Class A Member Interests and Class B Member Interests
-----
shall be identical in all respects as to rights, powers and duties of a Member hereunder or under the Delaware Act (including, without limitation, the right to receive distributions pursuant to Article VI hereof and to exercise any right to
                                  ----------
vote or to consent or withhold consent as to any matter provided herein), except that the Class B Member Units shall be entitled to the priority in allocation of Profits provided in Section 5.3(a) hereof and the priority in respect of
                    --------------
distributions provided in Section 6.1 hereof.
                          -----------

     (b) In consideration of the Capital Contributions referred to in Section
                                                                      -------
4.1, on the Closing Date the Members will be deemed to hold the number of Class
---
A Member Units set forth below, respectively evidencing the following Percentage Interests as of the Closing Date:

Name of                           No. of Class A               Percentage
Member                          Member Units Issued             Interest
-------                         -------------------            -----------

Butler                                 4,500                     50.9915%
Maxwell Retail                         4,325                     49.0085%
                                       -----                     --------

Totals:                                8,825                    100.0000%

No adjustment to the number of Class A Member Units held by Butler shall be made in the event that Butler does not contribute any of the property contemplated by Sections 2.3(a)(i) and 2.4(a)(i) of the Contribution Agreement by virtue of the failure to occur of any of the conditions precedent set forth in Section 6.2 of the Contribution Agreement.

     (c) The 4,500 Class A Member Units of Butler are exchangeable for 4,500 Class B Member Units upon the exercise of the Butler Exchange Rights, and an additional 1,175 Class A Member Units are issuable to Maxwell Retail upon the exercise of the Maxwell Option Rights. Thus, assuming the exercise of the Butler Exchange Rights and the Maxwell Option Rights (and assuming that no Transfers or further issuances of Member Units occur), the following Member Units would be held by Butler and Maxwell Retail as of the date of the second such exercise, respectively evidencing the following Percentage Interests as of such date:

Name of                Class of         No. of Member      Percentage
Member               Member Units        Units Issued       Interest
-------              ------------       -------------      -----------

Butler                Class B              4,500             45.00%
Maxwell Retail        Class A              5,500             55.00%
                                           -----             ------

     Totals:                              10,000            100.00%

     (d) Except as provided in paragraphs (b) and (c) above, no additional Member Interests or Member Units, or options to purchase or acquire Member Interests or Member Units, or securities convertible into or exchangeable for Member Interests or Member Units, will be offered, issued or sold by the Company without the express written consent of each Member.

     4.3  Additional Capital Contributions.  Except as required by the Option
          --------------------------------
Agreement and the Contribution Agreement, no Member shall be required to make any additional Capital Contribution to the Company.

     4.4  Limitations on Capital Contributions and Loans.  Except with the
          ----------------------------------------------
consent of all Members and except for the exercise by Butler of the Butler Exchange Rights and the exercise by Maxwell Retail of the Maxwell Option Rights, the Company will not accept any additional Capital Contribution. Except for the Subordinated Loan, no Member (nor any Affiliate thereof) may make a loan to the Company unless each other Member is afforded the opportunity (pro rata, in
                                                              --- ----
accordance with its Percentage Interest) to participate in making such loan on the same terms as the other Members. Loans by a Member to the Company shall not be considered Capital Contributions.


                                   ARTICLE V
                        CAPITAL ACCOUNTS AND ALLOCATIONS
                        --------------------------------

     5.1  Capital Accounts.  For purposes of maintaining Capital Accounts in
          ----------------
accordance with Code Section 704(b) and the Tax Regulations thereunder:

     (a) Maintenance of Capital Accounts.  The Company will maintain for each
         -------------------------------
Member a separate Capital Account in accordance with this Agreement, which will control the division of assets upon liquidation of the Company as provided in
Section 12.4(d).
---------------

     (b) Negative Capital Accounts.  If any Member has a deficit balance in its
         -------------------------
Capital Account, such Member shall have no obligation to restore such negative balance or to make any Capital Contribution to the Company by reason thereof, and such negative balance shall not be considered an asset of the Company or of any Member.

     (c) Initial Capital Accounts.  The Members agree that the initial Capital
         ------------------------
Account of each Member after giving effect to the initial Capital Contributions provided for in Section 4.1 shall be as follows:
                -----------

                  Member                     Capital Account
                  ------                     ---------------

                  Butler                        $3,600,000
                  Maxwell Retail                $3,460,000
                                                ==========
                                 Total:         $7,060,000

     (d) Allocation of Initial Capital Contributions Among Contributed Property.
         ----------------------------------------------------------------------
The Members agree that (i) the aggregate net value of the property contributed to the Company by each Member pursuant to Section 4.1 hereof is equal to the
                                          -----------
initial Capital Account of such Member after giving effect to such Capital Contribution, as set forth in paragraph (c) above, and (ii) such aggregate net value shall be allocated among the property contributed to the Company by each Member as set forth on the schedule attached as Exhibit A hereto.
                                                ---------

     (e) Effect of Exercise of Maxwell Option Rights.  The increase in Maxwell
         -------------------------------------------
Retail's Capital Account upon the exercise of the Maxwell Option Rights shall be limited to the cash contributed by Maxwell Retail upon the exercise of such rights.

     5.2  Interest.  No interest will be paid by the Company on Capital
          --------
Contributions or on balances in Capital Accounts.

     5.3  Allocation of Profits and Losses.
          --------------------------------

     (a) Allocation of Profits Generally.  After giving effect to the
         -------------------------------
allocations set forth in Sections 5.4 and 5.5, and after giving effect to any
                         ------------     ---
distributions of cash or property, Profits for any Tax Year (or other period) will be allocated to the Members in the following order of priority:

          (i) First, to all of the Members in proportion to and to the extent of the excess, if any, of (i) the cumulative Losses allocated to each such Member pursuant to Section 5.3(b)(ii) hereof for all prior Tax Years (or
                        ------------------
     other periods), over (ii) the cumulative Profits allocated to such Member pursuant to this Section 5.3(a)(i) for all prior Tax Years (or other
                      -----------------
     periods);

          (ii) Second, to all of the Members in proportion to and to the extent of the excess, if any, of (i) the cumulative Losses allocated to each such Member pursuant to Section 5.3(b)(i) hereof for all prior Tax Years (or
                        -----------------
     other periods), over (ii) the cumulative Profits allocated to such Member pursuant to this Section 5.3(a)(ii) for all prior Tax Years (or other
                      ------------------
     periods), such amounts to be allocated in a manner that first offsets the Losses allocated in clauses (C), (B) and (A) of Section 5.3(b)(i), in that
                                                     -----------------
     order;

          (iii) Third, if Class B Member Units are then outstanding, to the Members holding Class B Member Units in proportion to their respective holdings of Class B Member Units until the Capital Accounts of such Members are equal to the Class B Member Unit Preferred Amount;

          (iv) Fourth, if Class B Member Units are then outstanding, to the Members holding Class A Member Units in proportion to their respective holdings of Class A Member Units until the Capital Accounts of such Members are equal to the Class A Member Unit Equalization Amount; and

          (v) The balance, if any, to all of the Members in proportion to their respective Percentage Interests.

     (b) Allocation of Losses Generally.
         ------------------------------

          (i)  After giving effect to the allocations set forth in Sections 5.4
                                                                  ------------
     and 5.5, and subject to the limitation set forth in Sections 5.3(b)(ii),
         ---                                             -------------------
     Losses for any Tax Year shall be allocated to the Members in the following order of priority:

               (A) First, to the Members in proportion to and to the extent of the excess, if any, of (1) the cumulative Profits allocated to each such Member pursuant to Section 5.3(a)(v) hereof for all prior Tax
                                  -----------------
          Years, over (2) the cumulative Losses allocated to such Member pursuant to this Section 5.3(b)(i)(A) for all prior Tax Years;
                           --------------------

               (B) Second, to the Members in proportion to and to the extent of the excess, if any, of (1) the cumulative Profits allocated to each such Member pursuant to Section 5.3(a)(iv) hereof for all prior Tax
                                  ------------------
          Years, over (2) the cumulative Losses allocated to such Member pursuant to this Section 5.3(b)(i)(B) for all prior Tax Years; and
                           --------------------

               (C) The balance, if any, to all of the Members in proportion to their respective Percentage Interests.

          (ii)  The Losses allocated pursuant to Section 5.3(b)(i) to any Member
                                                 -----------------
     for any Tax Year will not exceed the maximum amount of Losses that may be allocated to such Member without exceeding the amount prescribed by applicable Tax Regulations. If no other Member may receive an additional allocation of Losses pursuant to the preceding sentence of this Section
                                                                     -------
     5.3(b)(ii), such additional Losses not allocated pursuant to Section
     ----------                                                   -------
     5.3(b)(i) or the preceding sentence will be allocated to the Members in
     ---------
     proportion to their Percentage Interests.

     5.4  Special Allocations.  Notwithstanding any provision of Section 5.3(a)
          -------------------                                    --------------
or (b), the following special allocations shall be made in the following order:
   ---

     (a) Minimum Gain Chargeback - Company Nonrecourse Liabilities.  If there is
         ---------------------------------------------------------
a net decrease in Company Minimum Gain during any Tax Year, certain items of income and gain will be allocated (on a gross basis) to the Members in accordance with the rules described in Tax Regulations Section 1.704-2(f) and - 2(j)(1)(i) and (iii), subject to the exemptions set forth in Tax Regulations
Section 1.704-2(f)(2), (3), (4) and (5).  This Section 5.4(a) is intended to
                                               --------------
comply with the minimum gain chargeback requirement set forth in Tax Regulations
Section 1.704-2(f) relating to Company nonrecourse liabilities (as defined in Tax Regulations Section 1.704-2(b)(3)) and will be so interpreted.

     (b) Minimum Gain Chargeback -- Member Nonrecourse Debt.  If there is a net
         --------------------------------------------------
decrease in Company Minimum Gain during any Tax Year, certain items of income and gain will be allocated (on a gross basis) as quickly as possible to those Members who had a share of the Company Minimum Gain (determined pursuant to
Section 1.704-2(i)(5) of the Tax Regulations)
in accordance with the rules described in Tax Regulations Section 1.704-2(i)(4),
(j)(2)(ii) and (iii). This Section 5.4(b) is intended to comply with the minimum
                                          -----------
gain chargeback requirement set forth in Tax Regulations Section 1.704-2(i)(4) relating to partner nonrecourse debt (as defined in Tax Regulations Section 1.704-2(b)(4) and will be so interpreted.

     (c) Qualified Income Offset.  If, after applying Sections 5.4(a) and (b),
         -----------------------                      ---------------     ---
any Member has an Adjusted Capital Account Deficit, items of Company income and gain will be specifically allocated (on a gross basis) to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Tax Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible. This Section 5.4(c) is intended to comply with the "qualified income
                --------------
offset" requirement set forth in Tax Regulations Section 1.704-1(b)(2)(ii)(d) and will be so interpreted.

     (d) Optional Basis Adjustments.  To the extent an adjustment to the
         --------------------------
adjusted tax basis of any Company asset pursuant to Code Sections 734(b) or 743(b) is required pursuant to Tax Regulations Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts will be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss will be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Tax Regulations.

     (e) Company Nonrecourse Deduction.  Company Nonrecourse Deductions for any
         -----------------------------
Tax Year will be specially allocated among the Members in proportion to their Percentage Interests.

     (f) Member Nonrecourse Deduction.  Member Nonrecourse Deductions will be
         ----------------------------
allocated pursuant to Tax Regulations Section 1.704-2(b)(4) and (i)(l) to the Member who bears the economic risk of loss with respect to the deductions.

     (g) Tax Allocations; Code Section 704(c).  In accordance with Code Section
         ------------------------------------
704(c) and the Tax Regulations thereunder, income, gain, loss and deductions with respect to any property contributed to the capital of the Company will, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value.

     5.5  Curative Allocations.  The allocations set forth in Sections
          --------------------                                --------
5.3(b)(ii) and 5.4(a) through (f) the "Tax Regulatory Allocations") are intended
----------     ------         ---      --------------------------
to comply with certain requirements of the Tax Regulations. It is the intent of the Members that, to the extent possible, all Tax Regulatory Allocations will be offset either with other Tax Regulatory Allocations or with special allocations of other items of Company income, gain, loss, or deduction pursuant to this

Section 5.5.  Therefore, notwithstanding any other provisions of this Article V
-----------                                                           ---------
(other than the Tax Regulatory Allocations), the Manager will make such offsetting special allocations of

Company income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Tax Regulatory Allocations were not part of this Agreement and all Company items were allocated pursuant to Sections
                                                                        --------
5.3(a) and 5.3(b)(i). In making allocations under this Section 5.5, the Manager
------     ---------                                   -----------
will take into account future Tax Regulatory Allocation under Section 5.4(a) and
                                                              --------------
5.4(b) that, although not yet made, are likely to offset other Tax Regulatory
------
Allocations previously made under Sections 5.4(e) and 5.4(f). Any income, gain,
                                  ---------------     ------
loss or deduction realized by the Company as a direct or indirect result of the issuance of an interest in the Company to a Member ("Issuance Items") shall be
                                                     --------------
allocated among the Members so that, to the maximum extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement and the income, gain, loss or deduction realized by such Member as a result of such issuance and any corresponding adjustments, shall equal the net amount that would have been realized by and/or allocated to such Member if the Issuance Items had not been realized.

     5.6  Other Allocation Rules.
          ----------------------

     (a) For purposes of determining the Profits, Losses, or any other item allocable to any period, Profits, Losses, and any such other item will be determined on a daily, monthly, or other basis, as determined by the Manager (with the consent of the Required Members) using any permissible method under Code Section 706 and the Tax Regulations thereunder.

     (b) For federal income tax purposes, every item of income, gain, loss, and deduction will be allocated among the Members in accordance with the allocations under Sections 5.3, 5.4, 5.5 and 5.6.
      ------------------------------

     (c) The Members are aware of the income tax consequences of the allocations made by this Article V and agree to be bound by the provisions of this Article V
             ---------                                                 ---------
in reporting their shares of the Company income and loss for income tax purposes.

     (d) It is intended that the allocations in Sections 5.3, 5.4 and 5.5 effect
                                                -------------------------
an allocation for federal income tax purposes consistent with Code Section 704 and comply with any limitations or restrictions therein. The Manager (with the consent of the Required Members) may alter the allocations pursuant to this

Article V in any manner consistent with Code Section 704 and to amend the
---------
provisions of this Agreement as appropriate to comply with the Tax Regulations promulgated under Code Section 704, if, in the opinion of counsel, such an amendment is advisable to reflect allocations among the Members consistent with those Tax Regulations, and any such allocation will not have a material effect on the distributions which would otherwise be made pursuant to Sections 6.1,
                                                               ------------
6.3, 12.4 or 12.6.
---  ----    ----

     (e) The Members agree that their Percentage Interests represent their respective interests in Company profits for purposes of allocating excess nonrecourse liabilities (as defined in Tax Regulations Section 1.752-3(a)(3)) pursuant to Tax Regulations Section 1.752-3(a)(3).

                                  ARTICLE VI
                                 DISTRIBUTIONS
                                 -------------

     6.1  Distributions.
          -------------

     (a) The Manager shall review the Company's accounts at the end of each fiscal quarter to determine whether distributions are appropriate. Subject to

Section 6.1(b), Section 6.3 and (S)18-607(a) of the Delaware Act, the Manager
--------------  -----------
(with the consent of the Required Members) shall make such distributions of Available Cash to the Members as it may determine (with the consent of the Required Members) or as may be requested by the Required Members, in the following order of priority:

     (i) First, if Class B Member Units are then outstanding, to the Members holding Class B Member Units in proportion to their respective holdings of Class B Member Units until the Class B Member Unit Preferred Amount is reduced to zero;

     (ii) Second, if Class B Member Units are then outstanding, to the Members holding Class A Member Units in proportion to their respective holdings of Class A Member Units until the Class A Member Unit Equalization Amount is reduced to zero; and

     (iii) Finally, to all of the Members in proportion to their respective Percentage Interests.

     (b) Notwithstanding any provision of Section 6.1(a) to the contrary, (i)
                                          --------------
Available Cash that is derived from a transaction that occurs in connection with the dissolution, termination and liquidation of the Company shall be distributed to the Members in accordance with Article XII; and (ii) no distribution shall be
                                  -----------
made pursuant to Section 6.1(a) to the extent that (A) such distribution is
                 --------------
prohibited by the Senior Credit Agreement, unless such distribution is approved by the Senior Agent, or (B) such distribution is prohibited by the Subordinated Note Purchase Agreement, unless such distribution is approved by the Butler Member.

     6.2  Amounts Withheld.  Each Member authorizes the Company to withhold and
          ----------------
pay any withholding or other taxes payable by the Company with respect to such Member as a result of such Member's participation in the Company. If the Company is required to withhold or pay any such taxes, such Member will be deemed for all purposes of this Agreement to have received a payment from the Company at the time of such withholding or payment, which will be deemed to be a distribution with respect to such Member's Member Interest. To the extent a Member receiving a deemed distribution under this Section 6.2 would not
                                                  -----------
otherwise be entitled to such distribution during the Tax Year, such Member shall contribute to the Company in cash the amount of such deemed distribution which is in excess of the distribution the Member would have otherwise been entitled to for such Tax Year (but shall receive no credit for such contribution in circumstances in which Percentage Interests are redetermined.) Any withholding authorized by this Section 6.2 will be made at the maximum
                                   -----------
applicable statutory rate under the applicable tax law unless the Manager has received an opinion of counsel or other evidence satisfactory to the Manager to the effect that a lower rate is applicable or that no withholding is applicable.

     6.3  Tax Distributions.
          -----------------

     (a) Subject to Section 6.3(b), the Manager shall cause the Company to
                    --------------
distribute to each Member with respect to each Tax Year an amount equal to the product of (i) the excess of (A) the Cumulative Net Profits allocated to such Member for the period consisting of all Tax Years from and after the inception of the Company (including such Tax Year), over (B) the Cumulative Net Profits allocated to such Member for the period consisting of all Tax Years from and after the inception of the Company (excluding such Tax Year), multiplied by (ii)
                                                              ---------- --
the Federal Tax Rate in effect during the Tax Year to which such distribution relates. The Manager shall make such distributions on an annual basis, promptly following the filing of the Company's federal income tax return.

     (b) Notwithstanding any provision of Section 6.3(a) to the contrary, no
                                          --------------
distribution shall be made pursuant to Section 6.3(a) to the extent that there
                                       --------------
is not sufficient Available Cash to make such distribution, unless such distribution is approved by the Required Members.


                                   ARTICLE VII
                                   -----------
                           MANAGEMENT OF THE COMPANY
                           -------------------------

     7.1  Appointment of Manager.  The Members hereby designate and appoint
          ----------------------
Maxwell Retail as the limited liability company manager of the Company (the

"Manager").  Maxwell Retail (and any successor thereto) shall continue to serve
--------
as the Manager until the earliest of (a) such Person resigning as Manager, (b) such Person no longer being a Member, (c) the removal of such Person as Manager upon the unanimous vote of the Members (with or without cause), or (d) the removal of such Person as Manager pursuant to Section 7.13 hereof. Upon removal
                                              ------------
or resignation of a Person as Manager (other than pursuant to Section 7.13
                                                              ------------
hereof), the Required Members shall appoint another Manager.

     7.2  Management Services.  Concurrently with the execution and delivery of
          -------------------
this Agreement, the Company has entered into a Services Agreement with Maxwell pursuant to which Maxwell will provide certain management services to the Company and the Manager as more fully set forth therein.

     7.3  Rights, Obligations and Duties of the Manager.  Subject to Sections
          ---------------------------------------------              --------
7.5 and 7.6 and the other provisions of this Agreement requiring the consent in
---     ---
certain instances of the Required Members or all of the Members, the Manager will conduct, direct and exercise control over all activities of the Company, and all management powers over the business and affairs of the Company will be exclusively vested in the Manager. In addition to the powers now or hereafter granted to a manager of a limited liability company under the Delaware Act or that are granted to the Manager under any provision of this Agreement, but subject to Sections 7.5 and 7.6 and
                                                      ------------     ---
the other provisions of this Agreement requiring the consent in certain instances of the Butler Member, the Required Members or all of the Members, the Manager will have full power and authority to do all things reasonably deemed necessary or desirable by it to conduct the business of the Company. Without limiting the generality of the foregoing, the Manager shall have the right to direct the sourcing of S&L/JNY Products (either pursuant to the Services Agreement or directly by the Company), and to select counsel and independent accountants to be engaged by the Company.

     7.4  Officers.
          --------

     (a) The officers of the Company shall consist of a Chairman, President, Vice President-Finance and Chief Financial Officer and Secretary, and any other officer as determined by the Manager (the "Officers"). The Officers shall be
                                           --------
appointed by, and shall exercise such powers and perform such duties as are prescribed by, the Manager, including powers and duties set forth in this Agreement which are to be performed by the Manager in its capacity as such. The Officers need not be employees of the Company and, in the case of any Officer who is an employee of Maxwell, Butler or any of their respective Affiliates, shall not be an employee of the Company or compensated in any respect by the Company. Any number of offices may be held by the same individual, as the Manager may determine, except that no individual may simultaneously hold the offices of President and Secretary. The Officers shall hold office for the term for which they were appointed and until their successors are appointed and qualified; provided, however, that any Officer may be removed with or without
           --------  -------
cause at any time by the Manager.

     (b) Notwithstanding any provision of this Agreement to the contrary, (i) as between or among the Members, any act or omission by an Officer shall be attributed to, and be considered as an act or omission by, the Manager, (ii) no Officer may take any action which the Manager cannot take, and (iii) the Manager cannot assign or delegate to an Officer any rights or obligations it has under this Agreement which are not held by it in its capacity as Manager, but are held by it in its capacity as a Member (including, without limitation, rights and obligations under Article XI).
                  ----------

     (c) The initial officers of the Company shall be as follows:

          Name                        Title
          ----                        -----
          James J. Tinagero           Chairman
          Douglas P. Haensel          Vice President-Finance and
                                         Chief Financial Officer
          Robert M. Saul              Secretary

The office of President shall be vacant until the Employment Agreement has been executed and the Manager has appointed such Officer to such position.

          7.5  Significant Operating Decisions.  Notwithstanding any provision
               -------------------------------
of this Agreement to the contrary, in addition to the making of any other decision or the taking of any other action under this Agreement that specifically requires the approval of the Required Members or that is to be made by the Required Members or by another Member or Members other than the Manager, neither the Manager nor any Officer will have the authority to cause the Company to approve, act on or effect:

          (a) the sale of all or substantially all of the business or assets of the Company, whether by merger, consolidation, sale of assets or otherwise (other than pursuant to a sale of Member Interests on the basis contemplated by
Article XI hereof or by Section 2.2 of the Option Agreement), or the acquisition
----------
of any other Person or an operating business unit of any other Person, whether by merger, consolidation, purchase of equity interests or the acquisition of all or substantially all of the business or assets of such Person or operating business unit, unless any such matter is approved by the Required Members;

          (b) any matter with respect to a Budget, unless such matter is approved pursuant to the procedures set forth in Section 7.6; or
                                                 -----------

          (c) Any matter described in clauses (i)-(xix) below, inclusive, at any time before the occurrence of a Butler Cashout Event, unless such matter is approved by the Butler Member:

          (i) the sale of (A) inventory of the Company, other than sales at retail in the ordinary course of the Company's business through Mall Specialty Footwear Stores or Retail Outlet Footwear Stores and sales of close-out merchandise to Third Parties in the ordinary course of the Company's business; or (B) any other asset of the Company if the fair value, purchase price or consideration therefor is in excess of $250,000;

          (ii) the granting of a security interest, mortgage or Lien on any assets of the Company (other than (A) to secure the Senior Revolving Loan and the Senior Term Loan; (B) to secure the GE Capital Guaranty; or (C) to secure the deferred purchase price of furniture, fixtures or equipment the acquisition of which is in the ordinary course of the Company's business, is provided for in the Budget for the Fiscal Year in question and is permitted by the terms of the Senior Credit Agreement, the GE Capital Reimbursement and Security Agreement and the Subordinated Note Purchase Agreement);

          (iii) the making of any distribution by the Company to the Members (other than to the extent permitted by Section 6.3);
                                            -----------

          (iv) the incurrence by the Company of total store and administrative expenses in any fiscal quarter in excess of 125% of the amount provided in the Budget for such fiscal quarter;

          (v) the making by the Company of any capital expenditure that would cause the Company's total capital expenditures for any Fiscal Year to exceed 120% of the capital expenditures provided in the Budget for such Fiscal Year;

          (vi) the entering into by the Company of any contract or agreement, or any modification thereof or amendment thereto, if the obligations of the Company incurred pursuant to such contract or agreement (or the increase in such obligations pursuant to such modification or amendment) could reasonably be expected to exceed $250,000, other than (A) purchase orders for inventory in the ordinary course of business, (B) leases for Mall Specialty Footwear Stores or Retail Outlet Footwear Stores provided for in the Company's Budget; or (C) contracts or agreements for other capital expenditures provided for in the Budget or otherwise permitted by clause
     (v) above;

          (vii) the incurrence by the Company of any loan (other than the Senior Revolving Loan, the Senior Term Loan and the Subordinated Loan), or the entering into by the Company of any material modification, amendment, supplement, extension or replacement of the Senior Revolving Loan, the Senior Term Loan or the Senior Credit Agreement;

          (viii) the taking by the Company of any action in violation of this Agreement or any of the Maxwell/Company Documents (including any action under this Agreement which requires the consent of other Members), or the failure of the Company to take any material action required by this Agreement or any of the Maxwell/Company Documents;

          (ix) the termination by the Company of, or the amending, modifying or waiving by the Company of any provision of, any of the Maxwell/Company Documents or the consenting to by the Company of any non-performance on the part of Maxwell or any of its Affiliates party to any of the Maxwell/Company Documents;

          (x) (A) the entering into by the Company of any contract or agreement (other than the Maxwell/Company Documents) with Maxwell, any Affiliate of Maxwell or any member of the Immediate Family of any Affiliate of Maxwell;
     (B) the termination of, or the amending, modifying or waiving of any provision of, any such contract or agreement approved pursuant to this
     Section 7.5(c)(x); or (C) the entering into or implementation of any
     -----------------
     transaction (other than a transaction that is specifically contemplated by the Maxwell/Company Documents) between the Company and Maxwell, any Affiliate of Maxwell or any member of the Immediate Family of any Affiliate of Maxwell (whether or not evidenced by a contract or agreement), including, without limitation, (x) the selling through the Company's Retail Outlet Footwear Stores of any inventory owned by

     Maxwell, any Affiliate of Maxwell (other than the Company) or any member of the Immediate Family of any Affiliate of Maxwell, or (y) the sourcing of any S&L/JNY Products from Factories or through Buying Agents in which Maxwell, any Affiliate of Maxwell or any member of the Immediate Family of any Affiliate of Maxwell owns any interest or has any investment; provided,
                                                                       --------
     however, that Maxwell may, without the consent of the Butler Member, sell
     -------
     S&L/JNY Products to the Company at an aggregate purchase price not to exceed $1,500,000 during any Fiscal Year for resale in Mall Specialty Footwear Stores and at an aggregate purchase price not to exceed $500,000 during any Fiscal Year for resale through Retail Outlet Footwear Stores, at a purchase price in each such transaction not to exceed Maxwell's landed cost for such S&L/JNY Products plus a fair and reasonable warehousing charge (not to exceed fifty cents per pair) consented to by the Butler Member, and with the consent in each instance (including as to purchase price) of the president, chief financial officer and general merchandising manager of the Company;

          (xi) the contribution of any of the Company's assets to a partnership, corporation or other entity in return for an interest in such partnership, corporation or entity;

          (xii) the taking of any action which would make it impossible to carry on the ordinary business of the Company;

          (xii) the execution or delivery of any assignment for the benefit of creditors of the Company;

          (xiv) the filing of any voluntary petition, or the acquiescence in any involuntary petition, in bankruptcy or receivership with respect to the Company or its property;

          (xv) the employment of any employee of the Company having compensation in excess of $150,000 annually, or the entering into of any employment agreement with any employee of the Company (other than any Employment Agreement approved by Maxwell and Butler in accordance with
     Section 5.12(a) of the Contribution Agreement);

          (xvi) the failure of the Company to make any payment required to be made pursuant to the Subordinated Note Purchase Agreement unless the terms of the subordination agreement entered into between Butler and the Senior Lender prohibit the Company from making such payment;

          (xvii) the Company's engaging in any business or activity that is not consistent with the purposes of the Company set forth in Section 3.2 hereof
                                                              -----------
     or the making of any material change in the nature of the Company's business;

          (xviii) the changing of the accounting principles utilized by the Company or the application thereof in any manner not mandated by GAAP; or

          (xix) the acquisition of any real property, or the leasing of any real property (other than Mall Specialty Footwear Stores or Retail Outlet Footwear Stores) that constitutes 40% or more of the square footage of any standalone facility, without performing environmental due diligence (including obtaining a "Phase I" environmental report) reasonably satisfactory to Butler.

     7.6  Budgets.
          -------

     (a) The Manager shall prepare a budget for the Company for each Fiscal Year, which shall include the projected sales, cost of goods sold, gross profits, store expenses, administrative expenses, marketing expenses, operating EBITDA, non-recurring expenses, depreciation, amortization, interest expense and net income for such Fiscal Year, together with a projected balance sheet, cash flow statement, statement of Capital Accounts and such other statements or information for such Fiscal Year as shall reasonably be requested by any Member, in each case on an annual, quarterly and monthly basis (a "Budget"). The
                                                           ------
Members have adopted and approved the initial Budget for the period beginning on the Closing Date and ending on January 31, 1998, which Budget is attached hereto as Exhibit B. For each Fiscal Year thereafter, not later than the June 1 prior
   ---------
to the beginning of such Fiscal Year, the Manager shall prepare or cause to be prepared and delivered to each other Member a proposed Budget recommended by the Manager. Before the occurrence of a Butler Cashout Event, (i) no Budget (other than the initial Budget attached hereto as Exhibit B) shall be effective until
                                           ---------
such Budget has been approved by the Butler Member; and (ii) if, by the August 1 prior to the beginning of any Fiscal Year, the Budget proposed for such Fiscal Year has not been approved by the Butler Member, then the Manager shall not expend any funds in respect of such Fiscal Year in excess of the amounts set forth in the Budget for the immediately preceding Fiscal Year unless such expenditure has been approved by the Butler Member; provided, however, that the
                                                    --------  -------
Manager shall be permitted to pay any amounts due in respect of the Senior Revolving Loan, the Senior Term Loan, the Subordinated Loan, fees due under the Services Agreement and the Transitional Services Agreement, rent and other charges due under leases, taxes, utilities, insurance premiums and other obligations necessary to the continued operations of the Company without having to obtain the consent of the Butler Member, even if they exceed the amounts otherwise permitted above.

     (b) The Manager shall have the right from time to time during each Fiscal Year to submit to the Members proposed modifications to the Budget for that Fiscal Year. The Members shall promptly consider such proposed modifications and, before the occurrence of a Butler Cashout Event, (i) the Butler Member shall have the right to reject or approve the same or to propose such revisions thereto as the Butler Member may deem reasonably necessary or proper; and (ii) if a modification in the Budget is approved by the Butler Member, then, thereafter, the Budget as modified shall constitute the Budget for the remaining portion of the Fiscal Year.

     7.7  Reliance by Third Parties.  Notwithstanding any other provision of
          -------------------------
this Agreement to the contrary, no Person, including any lender to the Company, any purchaser of property from the Company or any other Person dealing with the Company, will be required to verify any representation made by the Manager as to its authority to encumber, sell or otherwise use any assets or properties of the Company, and any such lender, purchaser or other Person will be entitled to rely exclusively on any such representation and will be entitled to deal with the Manager as if it were the sole party in interest therein, both legally and beneficially.

     7.8  Compensation of Manager.  The Manager will not be compensated by the
          -----------------------
Company for the performance of its duties and obligations as Manager hereunder.

     7.9  Company Funds.  The funds of the Company will be deposited in such
          -------------
account or accounts maintained in the name of the Company with such bank or banks as are designated by the Manager. All withdrawals from or charges against such accounts will be made by the Manager or any Officer. Funds of the Company may be invested as determined by the Manager in accordance with the terms and provisions of this Agreement; provided, however, that at all times the Manager
                              --------  -------
shall maintain books of account that show the amount of funds of the Company on deposit in each such account and interest accrued with respect to such funds as are credited to the Company.

     7.10  Duties and Responsibilities.  The Manager will manage the Company and
           ---------------------------
its business and affairs in accordance with the terms of this Agreement to the best of its ability, and will use its good faith efforts to carry out the business of the Company. In performing its duties and responsibilities under this Agreement, the Manager will act honestly, in good faith and in the best interests of the Company and will comply (and will cause the Company to comply) with all applicable requirements of law. For so long as any Member having a Percentage Interest of 10% or more is an Affiliate of GE Capital, the Manager will comply (and will cause the Company to comply and use its best efforts to cause each of the Officers and employees of the Company to comply) in all respects with the GE Integrity Policies and, at all times thereafter, the Manager will comply (and will cause the Company to comply and use its best efforts to cause each of the Officers and employees of the Company to comply) with a code of conduct established by the Company substantially similar to the GE Integrity Policies.

     7.11  Indemnification.  Without duplication as to any matter indemnified
           ---------------
against by the Company pursuant to Section 7.3 of the Contribution Agreement, and except as to any matter for which the Company is entitled to be indemnified pursuant to Sections 7.1 or 7.3 of the Contribution Agreement, the Company shall indemnify and hold harmless (i) the Manager, (ii) each of the Members, (iii) the officers, directors and employees of the Manager, each of the Members and the Company, and (iv) each member of the Advisory Board (individually, an "Indemnitee"), as follows:
-----------

     (a) In any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, and to which an Indemnitee was or is a party or is threatened to be made a party by reason of any act performed or omitted to be performed in the name of or on behalf of the Company in connection with the Company's business, the Company will indemnify such Indemnitee against reasonable attorneys' fees, judgments, fines, penalties, including excise and similar taxes, statements, and reasonable expenses actually incurred by such Indemnitee in connection with the defense and/or settlement of such action, suit, or proceeding, if such Indemnitee acted in good faith, within such Indemnitee's scope of authority, without gross negligence or willful misconduct, and in a manner reasonably believed by such Indemnitee to be in the best interests of the Company, and in the case of a criminal action or proceeding, if such Indemnitee had no reason to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a
               ---- ----------
presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful. In no event, however, will indemnification ever be made in relation to a proceeding between the Members, in relation to a proceeding in which the Indemnitee has been found liable for or convicted of fraud or a criminal act or for grossly negligent, willful, or intentional misconduct in the Indemnitee's performance of its duty to the Company or in relation to a proceeding which arises out of a material violation by the Indemnitee of the terms and provisions of this Agreement.

     (b) If a claim or assertion of liability is made or asserted by a Third Party against an Indemnitee, which, if prevailed upon by any such Third Party, would result in such Indemnitee being entitled to indemnification pursuant to this Section 7.11, the Indemnitee will forthwith give to the Company written
     ------------
notice of the claims or assertion of liability and request the Company to defend the same. Failure to so notify the Company will not relieve the Company of any liability which the Company might have to the Indemnitee except to the extent that such failure actually prejudices the Company's position. The Company will have the obligation to defend against such claim or assertion (only if the Indemnitee is entitled to indemnification pursuant to this Section 7.11), and
                                                           ------------
the Company will give written notice of the Indemnitee of acceptance of the defense of such claim and the name of the counsel selected by the Company in such defense and also will be entitled at its option (and at its own expense) to employ separate counsel for such defense.

     (c) No Indemnitee will be entitled to indemnification under this Section
                                                                      -------
7.11 if it has entered into any settlement or compromise of any claim giving
----
rise to any indemnifiable loss without the written consent of the Company and the Required Members. If a bona fide settlement offer is made with respect to a
                            ---- ----
claim and the Company (with the consent of the Required Members) desires to accept and agree to such offer, the Company will give notice to the Indemnitee to that effect (a "Settlement Notice"). If the Indemnitee fails to consent to
                   -----------------
the settlement offer within ten (10) calendar days after receipt of the Settlement Notice, then the Indemnitee will be deemed to have rejected such settlement offer and will be responsible for continuing the defense of such claim and, in such event, the maximum liability of the Company as to such claim will not exceed the amount of such settlement offer plus any and all reasonable costs and expenses paid or incurred by the Indemnitee up to the date of the Settlement Notice and which are otherwise the responsibility of the Company pursuant to this Section 7.11.
                             ------------

     (d) Any Indemnification permitted under this Section 7.11 will be made only
                                                  ------------
out of the assets of the Company and no Member will be obligated to contribute to the capital of, or lend funds to, the Company to enable the Company to provide such indemnification.

     (e) The indemnification provided by this Section 7.11 will be in addition
                                              ------------
to any other rights to which each Indemnitee may be entitled under any agreement or vote of the Required Members, as a matter of law or otherwise, as to action in the Indemnitee's capacity as the Manager, Officer, Member, director, officer or employee of the Manager and/or the Members, or as a member of the Advisory Board, and will continue as to an Indemnitee who has ceased to serve in such capacity, and will inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitee.

     (f) The Company shall purchase and maintain insurance on behalf of the Indemnitees unless the failure to purchase such insurance has been approved by the Required Members.

     (g) In no event may an Indemnitee subject a Member to personal liability by reason of the indemnification provisions of this Agreement. In addition, the Members acknowledge and agree that the Members, the Officers, the officers, directors and employees of the Members, and the members of the Advisory Board are listed as Indemnitees pursuant to this Section 7.11 because of the
                                           ------------
possibility that such Persons, in their capacity as Members (or officers, directors, or employees thereof), Officers or members of the Advisory Board may be named as a defendant in any suit involving the Company or its activities.

     (h) The provisions of this Section 7.11 are for the benefit of the
                                ------------
Indemnitees and the heirs, successors, assigns, administrators, and personal representatives of the Indemnitees and will not be deemed to create any rights for the benefit of any other Persons.

     7.12  Liability of the Manager and the Members.
           ----------------------------------------

     (a) Subject to the provisions of this Agreement, neither the Manager, the Members nor the respective stockholders, directors, officers, employees or agents of the Manager or the Members will be liable to the Company or to the other Members for errors in judgment or for any acts or omissions that do not constitute: (i) gross negligence; (ii) fraud; (iii) willful or wanton misconduct; or (iv) material violations of this Agreement.

     (b) Each Member may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its directors, officers, employees, agents or representatives.

     7.13  Right of the Butler Member or the Advisory Board to Remove Manager.
           ------------------------------------------------------------------
In the event of a Maxwell Default or a Change of Control of Maxwell at any time prior to the occurrence of a Butler Cashout Event, the Butler Member shall have the right to remove the Manager and, upon such removal, to appoint another Person (which may be the Butler Member or any Affiliate thereof) to serve as the Manager of the Company subject to all of the terms and conditions of this Agreement. In the event of the occurrence of an "Event of Default" under the Senior Credit Agreement (i.e., a default that continues uncured after any
                         ----
applicable notice and cure periods), the Advisory Board shall have the right, upon the request of the Butler Member made at any time on or after the third anniversary of the Closing Date, to remove the Manager and, upon such removal, to appoint another Person (which may be the Butler Member or any Affiliate thereof or as the Advisory Board may otherwise determine) to serve as the Manager of the Company subject to all of the terms and conditions of this Agreement.

     7.14  Advisory Board.
           --------------

     (a) The Company shall have an advisory board (the "Advisory Board")
                                                        --------------
comprised of seven members, the purpose of which shall be to provide a forum for
(i) the exchange of information and ideas relating to the Company's business,
(ii) the review of the Company's Budget, the Company's financial and operating performance and the conformity of such performance to the Budget, (iii) the providing of advice to the Manager and the Members concerning the Company's strategic planning and corporate finance alternatives, and (iv) the providing of input to the Manager in connection with the exercise of its duties and responsibilities hereunder. Additionally, the Advisory Board, by the vote of not less than a majority of its members, shall have the power and authority to exercise the right to remove and replace the Manager provided under Section 7.13
                                                                    ------------
above.

     (b) The Maxwell Member shall be entitled to designate two individuals to serve as members of the Advisory Board (the "Maxwell Advisory Board Members"),
                                             ------------------------------
the Butler Member shall be entitled to designate two individuals to serve as members of the Advisory Board (the "Butler Advisory Board Members") and the
                                    -----------------------------
Maxwell Advisory Board Members and the Butler Advisory Board Members shall be entitled by unanimous action to designate three individuals to serve as members of the Advisory Board (the "Independent Advisory Board Members").
                            ----------------------------------

     (c) The Maxwell Advisory Board Members shall be officers or directors of the Maxwell Member or of an Affiliate of the Maxwell Member, and the Butler Advisory Board Members shall be officers or directors of the Butler Member or of an Affiliate of the Butler Member. The Independent Advisory Board Members shall not be officers or directors of the Butler Member, the Maxwell Member or their respective Affiliates, and it is anticipated that such members would be highly respected individuals active in (or retired from) the retail or fashion industries or otherwise having financial or operating experience that would benefit the Company.

     (d) Each member of the Advisory Board shall be elected for a one-year term, which term shall automatically be extended for successive one-year terms, subject in each case to earlier resignation or removal as set forth below. Any member of the Advisory Board may resign as a member thereof at any time. The Maxwell Member shall have the right at any time to remove from the Advisory Board any Maxwell Advisory Board Member and, upon any such member's resignation or removal, to designate a new Maxwell Advisory Board Member to serve in such member's place on the Advisory Board. The Butler Member shall have the right at any time to remove from the Advisory Board any Butler Advisory Board Member and, upon any such member's resignation or removal, to designate a new Butler Advisory Board Member to serve in such member's place on the Advisory Board. The Independent Advisory Board Members may be removed from the Advisory Board only by the unanimous action of the Maxwell Advisory Board Members and the Butler Advisory Board Members and, upon any such Independent Advisory Board Member's resignation or removal, the designation of any new member to serve as an Independent Advisory Board Member in such member's place shall be made in accordance with paragraph (b) above. Each such new member shall serve for the balance of the removed or resigned member's term, and thereafter for successive renewal terms, subject to this paragraph (d).

     (e) To the extent that any member of the Advisory Board is compensated for, or is reimbursed for expenses incurred in connection with, his or her service on the Advisory Board, such member shall be paid by the party (i.e., the Maxwell
                                                            ----
Member or the Butler Member) that designated such member and, in the case of the Independent Advisory Board Members, shall be paid by the Company.

     (f) Meetings of the Advisory Board shall be held at the principal office of the Company or as is otherwise agreed to by a majority of the members of the Advisory Board. Unless otherwise agreed by the Required Members, the Advisory Board shall have regular meetings on not less than a monthly basis for the first twelve months after the date of this Agreement, and on not less than a quarterly basis thereafter, and may have such special meetings as from time to time may be called by either the Maxwell Member, the Butler Member or by any four members of the Advisory Board. Notice of the time and place of such meetings shall be given to each member of the Advisory Board by telephone, telecopy, mail or courier delivery at least five days before each regular meeting and at least two days before each special meeting. Any member of the Advisory Board may waive such notice (either before or after any meeting), and shall be deemed to have waived such notice if such member is present at such meeting (without objecting to the lack of any required notice). Members of the Advisory Board may participate in a meeting of the Advisory Board in person or by means of telephone conference, video conference or similar communications equipment. A majority of the members of the Advisory Board shall constitute a quorum at any such meeting provided that such a majority includes at least one member designated by the Butler Member and one member designated by the Maxwell Member. Notwithstanding the foregoing, in the case of a meeting called for the purpose contemplated by the second sentence of Section 7.14(a), if a member designated by the Maxwell Member
                   ---------------
fails to attend three consecutive meetings called for such purpose, then a majority of the members of the Advisory Board shall constitute a quorum at any such meeting called for such purpose irrespective of whether a member designated by the Maxwell Member is in attendance.

     (g) Except as specifically set forth in this Section 7.14, the Advisory
                                                  ------------
Board shall conduct its affairs in such manner and by such procedures as a majority of its members deems appropriate.

     (h) The Advisory Board shall take no part in the control or management of the Company's affairs except as specifically set forth in Section 7.13, nor
                                                          ------------
shall the Advisory Board have any power or authority to act for or on behalf of the Company, all of which power and authority shall be vested solely in the Manager, the Required Members and the Members, as more fully set forth in this Agreement. The members of the Advisory Board shall be entitled to the benefits of the indemnification provisions of Sections 7.11 and 13.2 hereof.
                                     -------------     ----


                                  ARTICLE VIII
                       RIGHTS AND OBLIGATIONS OF MEMBERS
                       ---------------------------------

     8.1  Management of Business.  No Member (in its capacity as a Member) will
          ----------------------
take part in the control of the Company's business, transact any business in the Company's name or have the power to sign documents for or otherwise bind the Company other than as specifically set forth in this Agreement.

     8.2  Return of Capital.  No Member will be entitled to the withdrawal or
          -----------------
return of its Capital Contribution except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Company may be considered as such by law and then only to the extent provided for in this Agreement.

     8.3  Partition.  Each Member waives any and all rights that it may have to
          ---------
maintain an action for partition of the Company's property.

     8.4  Resignation.  A Member may not resign from the Company prior to the
          -----------
dissolution and winding up of the Company except upon the assignment of its Member Interest in accordance with the provisions of Article XI of this Agreement. A resigning Member shall not be entitled to receive any distribution and shall not otherwise be entitled to receive the fair value of its Member Interest, except as otherwise expressly provided in this Agreement.

     8.5  Proxies.  Each Member shall have the right to grant proxies to any
          -------
other Person, pursuant to which such Member may constitute and appoint such Person as its true and lawful attorney, for it and in its name, place and stead, with full power of substitution to vote as its proxy all Member Interests of such Member in the Company at any and all meetings, regular or special, of the Members, or any adjournments thereof, which may be held during the term of such proxy, and to exercise any and all rights accruing to such Member as the owner or holder of such Member Interests in the Company pursuant to this Agreement or by virtue of the laws of the State of Delaware, giving and granting to its said attorneys all the powers the undersigned would possess if personally present at such meeting or exercising any such right. Without limiting the generality of the foregoing, each Member may grant to any Person through a proxy the power to execute written consents in lieu of any such meeting, to participate in any such meeting held by telephone or video conference, to grant or withhold any consent or approval contemplated by this Agreement or to exercise or decline to exercise any and all other rights to grant or withhold any consent or approval (including, without limitation, any and all rights to grant or withhold any consent or approval contemplated by Article XI of this Agreement).
                ----------


                                  ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS
                     --------------------------------------

     9.1  Records and Accounting.  The Manager will keep or cause to be kept
          ----------------------
appropriate books and records with respect to the Company's business, which will at all times be kept at the principal office of the Company. Each Member will have access to such books and records at all reasonable times. The books of the Company will be maintained for financial reporting purposes on the accrual basis in accordance with GAAP.

     9.2  Reports.
          -------

     (a) The Manager will prepare and deliver to each Member, at the Company's expense, not later than 120 days following the end of each Fiscal Year, a balance sheet, statement of income, statement of Members' Capital Accounts and statement of source and application of funds of the Company, as at the end of such Fiscal Year and for the Fiscal Year then ended, in each case (commencing with the second such Fiscal Year) setting forth in comparative form the figures for the preceding Fiscal Year and certified without qualification by the Company's independent accountants, along with the Manager's discussion and analysis of variances, all in reasonable detail.

     (b) Not later than thirty days after the last day of each fiscal month, the Manager will prepare and deliver to each Member, at the Company's expense, a balance sheet, statement of income, a statement of Members' Capital Accounts and statement of source and application of funds of the Company for such month and for the Fiscal Year to date, in each case with comparisons to the Budget for such month and Fiscal Year to date period and (commencing with the second such Fiscal Year) with comparative statements for the corresponding periods of the prior Fiscal Year.

     (c) At the request of any Member and at the Company's expense, the Manager will additionally cause to be provided to the Members (i) an annual analysis detailing the components, and changes therein, of each Member's Capital Account, and (ii) an annual analysis detailing all allocations of Profit, Loss and other items of income, gain, loss and deduction, and (iii) such other reports, information or analysis that any Member may reasonably request.

     9.3  Notices from Senior Lender.  Within one Business Day after receiving
          --------------------------
any material notice, document or other correspondence from the Senior Lender with respect to the Senior Revolver Loan or the Senior Term Loan, the Manager shall deliver a copy of such notice, document or correspondence to each Member.


                                   ARTICLE X
                                  TAX MATTERS
                                  -----------

     10.1  Preparation of Tax Returns.  The Manager will arrange for the
           --------------------------
preparation and timely filing of all returns necessary for federal, state and local income tax purposes. The Manager shall submit the returns to each Member for review and approval no later than fifteen days prior to the due date of the returns, after giving effect to any extensions of time. If any Member objects to any item on a return, resolution of the items objected to shall be made by the Required Members. The classification, realization and recognition of income, gains, losses, deductions and other items will be based on the method of accounting for federal income tax purposes determined by the Manager.

     10.2  Tax Status; Elections.  As provided in Tax Regulations Section
           ---------------------
301.7701-3, the Company will elect to be classified as a partnership for federal income tax purposes and, where permitted, will elect to be classified as a partnership for state and local tax purposes. The Manager (with the consent of the Required Members) will determine whether to make any other election available to the Company under the Code.

     10.3  Tax Controversies.
           -----------------

     (a) Subject to the provisions hereof (including Section 10.3(b) below), the
                                                     ---------------
Manager is designated as the "tax matters partner" (as defined in Section 6231 of the Code) and is authorized and required to represent the Company, at the Company's expense, in connection with all examinations of the Company's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. Each Member agrees to cooperate with the Manager in connection with such proceedings. The Manager will give all Members prompt notice of any communications from the Internal Revenue Service, or other taxing authorities, or any actions it proposes to take as "tax matters partner."

     (b) Notwithstanding anything to the contrary in this Agreement, the tax matters partner will have no authority without first obtaining the approval of the Required Members to:

          (i) enter into a settlement agreement with the Internal Revenue Service that purports to bind Members other than the tax matters partner;

          (ii)  file a petition as contemplated in Code Section 6226(a) or 6228;

          (iii) intervene in any action as contemplated in Code Section 6226(b)(5);

          (iv)  file any request contemplated in Code Section 6227(b); or

          (v) enter into an agreement extending the period of limitations as contemplated in Code Section 6229(b)(1)(B).

Notwithstanding the withdrawal of a Member from the Company or the dissolution of the Company, the provisions of this Section 10.3 will survive and remain
                                       ------------
binding upon each Member until the statute of limitations has run for the assessment of federal, state and local taxes with respect to the last taxable year in which such Member held an interest in the Company.

     10.4  Organizational Expenses.  The Company will elect to deduct expenses
           -----------------------
incurred in organizing the Company ratably over a sixty-month period as provided in Section 709 of the Code.


                                  ARTICLE XI
                       PLEDGE AND TRANSFER RESTRICTIONS;
                 CERTAIN RIGHTS; ADMISSION OF SUCCESSOR MEMBERS
                 ----------------------------------------------

     11.1  Pledge and Transfer Restrictions.  No Member Interest (including the
           --------------------------------
economic attributes associated therewith) shall be Pledged or Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI. Any Pledge, Transfer, or purported Pledge or Transfer of
        ----------
any Member Interest not made in accordance with this Article XI shall be null
                                                     ----------
and void.

     11.2  Transfers by Maxwell Retail.  Except as set forth in Sections 11.4,
           ---------------------------                          -------------
11.5 and 11.6, Maxwell Retail may not Pledge or Transfer its Member Interest, in
----     ----
whole or in part, without the consent of the Butler Member, which consent may be withheld in the sole and unreasonable discretion of the Butler Member; provided,
                                                                       --------
however, that Maxwell Retail may Transfer all (but not less than all) of its
-------
Member Interest to Maxwell, to any wholly-owned subsidiary of Maxwell or to any other Person all of the equity interests in which are owned, directly or indirectly, by Maxwell.

     11.3  Transfers by Butler.  Except as set forth in the proviso below, in
           -------------------
Sections 11.4, 11.5 and 11.6 of this Agreement and in Section 2.1 of the Option
-------------  ----     ----
Agreement, and except in an
underwritten public offering pursuant to the Company Registration Rights Agreement, Butler may not Pledge or Transfer its Member Interest, in whole or in part, without the consent of the Maxwell Member, which consent may be withheld in the sole and unreasonable discretion of the Maxwell Member; provided,
                                                               --------
however, that Butler may Transfer all (but not less than all) of its Member
-------
Interest to GE Capital, to any wholly-owned subsidiary of GE Capital or to any other Person all of the equity interests in which are owned, directly or indirectly, by GE Capital.

     11.4  First Refusal Rights.
           --------------------

     (a) If any Member (in either case, a "Transferring Member") proposes to
                                           -------------------
Transfer all (but not less than all) of the Member Interests then owned by it to a Third Party pursuant to a Third Party Offer, then such Transferring Member shall first give a written notice (a "First Refusal/Tag Along Notice") to the
                                      ------------------------------
Maxwell Member, in the case of a notice given by the Butler Member, or to the Butler Member, in the case of a notice given by the Maxwell Member (the recipient of such notice in either case, the "Notified Member"), specifying (i)
                                              ---------------
the identity of the Third Party making such Third Party Offer, (ii) the price per Member Unit offered to such Transferring Member pursuant to such Third Party Offer (the "Offer Price"), and (iii) any other terms and conditions of such
             -----------
Third Party Offer, and containing (in addition to the Tag Along Offer referred to in Section 11.5(a) hereof) an irrevocable offer (a "First Refusal Offer"),
      ---------------                                  -------------------
open to acceptance for a period of thirty days after the date such First Refusal/Tag Along Notice is given, to sell to the Notified Member all (but not less than all) of its Member Interests at the Offer Price and on the other terms and conditions of the Third Party Offer. The First Refusal/Tag Along Notice shall be accompanied by copies of all letters of intent, term sheets or other documents setting forth the proposed terms and conditions of such Third Party Offer.

     (b) The Notified Member may accept such First Refusal Offer by giving a written notice of such acceptance (a "Notice of Acceptance") to the
                                       --------------------
Transferring Member within thirty days after the date the First Refusal/Tag Along Notice is given. If such a Notice of Acceptance is given, the closing of the Transfer of the Transferring Member's Member Interests to such Notified Member pursuant to the First Refusal Offer shall take place in accordance with the provisions of Section 11.7 hereof.
                  ------------

     (c) If, at the end of the thirtieth day after the First Refusal/Tag Along Notice is given, the Notified Member has not delivered a Notice of Acceptance of the First Refusal Offer contained in such notice, then the First Refusal Rights shall terminate with respect to the Transferring Member's Member Interests, subject to the provisions of Section 11.5 hereof.
                             ------------

     (d) Transfers of Member Interests for property, services or other non-cash consideration are not permitted pursuant to this Section 11.4. In no event
                                                 ------------
shall Butler or Maxwell Retail solicit or accept any Third Party Offer that does not provide for the rights set forth in this Section 11.4.
                                             ------------

     11.5  Tag Along Rights.
           ----------------

     (a) Any First Refusal/Tag Along Notice given pursuant to Section 11.4(a)
                                                              ---------------
hereof shall also contain (in addition to the First Refusal Offer), an irrevocable offer (a "Tag Along Offer"), open to acceptance for a period of
                      ---------------
thirty days after the date such First Refusal/Tag Along Notice is given, to permit the Notified Member, in lieu of accepting the First Refusal Offer pursuant to Section 11.4(b), to sell to the Third Party pursuant to the Third
            ---------------
Party Offer all (but not less than all) of the Member Interests then held by the Notified Member, at the Offer Price and on the other terms and conditions of the Third Party Offer.

     (b) The Notified Member may accept such Tag Along Offer by giving a Notice of Acceptance to the Transferring Member within thirty days after the date the First Refusal/Tag Along Notice is given. If such a Notice of Acceptance is given, the closing of the purchase by the Third Party of the Member Interests of the Transferring Member and the Notified Member pursuant to the Third Party Offer shall take place in accordance with the provisions of Section 11.7 hereof.
                                                            ------------

     (c) If, at the end of the thirtieth day after the First Refusal/Tag Along Notice is given, the Notified Member has not delivered a Notice of Acceptance of either the First Refusal Offer or the Tag Along Offer contained in such First Refusal/Tag Along Notice, then the Transferring Member shall have ninety days in which to Transfer all (but not less than all) of the Transferring Member's Member Interests to the Third Party at a price not greater than the Offer Price and on terms no more favorable to the Transferring Member than those contained in the Third Party Offer to which the First Refusal/Tag Along Notice relates.

     (d) Promptly after any Transfer of a Transferring Member's Member Interests to a Third Party pursuant to paragraph (c) above, the Transferring Member shall notify the Notified Member thereof and shall furnish such evidence of the completion of such Transfer, the time of completion of such Transfer and the terms and conditions thereof as the Notified Member may request. If, at the end of the ninety-day period provided for in paragraph (c) above, the Transferring Member has not completed the Transfer of all of its Member Interests to such Third Party, the Transferring Member shall no longer be permitted to Transfer such Member Interests without again complying with Section 11.4 and this Section
                                                   ------------          -------
11.5 in their entirety.  If the Transferring Member determines at any time
----
within such ninety-day period that it cannot complete within such period the Transfer of its Member Interests on the terms and conditions (including the Offer Price) of the Third Party Offer, the Transferring Member may recommence the procedures set forth in Section 11.4 and this Section 11.5 in their entirety
                            ------------          ------------
with respect to any revised Third Party Offer, without waiting for the expiration of such ninety-day period, by delivering a new First Refusal/Tag Along Notice to the Notified Member.

     (e) Transfers of Member Interests for property, services or other non-cash consideration are not permitted pursuant to this Section 11.5. In no event
                                                 ------------
shall Butler or Maxwell Retail solicit or accept any Third Party Offer that does not provide for the rights set forth in this Section 11.5.
                                             ------------

     11.6  Take Along Rights.
           -----------------

     (a) If (i) a Transferring Member has given a First Refusal/Tag Along Notice with respect to all of the Member Interests owned by it and has complied with

Sections 11.4 and 11.5 hereof, and (ii) the Notified Member has not given a
-------------     ----
Notice of Acceptance with respect to the First Refusal Offer or the Tag Along Offer, then the Transferring Member shall have the right (the "Take Along
                                                               ----------
Right"), at its option, to require the Notified Member to sell all (but not less than all) of the Member Interests held by the Notified Member to the Third Party at the Offer Price and on the other terms and conditions of the Third Party Offer, by giving a written notice of such election (a "Take Along Notice") to
                                                       -----------------
the Notified Member within thirty days after the last date for delivery of a Notice of Acceptance pursuant to Sections 11.4(b) and 11.5(b) hereof.
                                 ----------------     -------

     (b) If such a Take Along Notice is given, the closing of the purchase by the Third Party of the Member Interests of the Transferring Member and the Notified Member pursuant to the Third Party Offer shall take place in accordance with the provisions of Section 11.7 hereof.
                       ------------

     (c) Transfers of Member Interests for property, services or other non-cash consideration are not permitted pursuant to this Section 11.6. In no event
                                                 ------------
shall Butler or Maxwell Retail solicit or accept any Third Party Offer that does not provide for the rights set forth in this Section 11.6.
                                             ------------

     11.7  Closing of Permitted Transfers.
           ------------------------------

     (a) As soon as is reasonably practical following the Transferring Member's receipt of a Notice of Acceptance of a Tag Along Offer pursuant to Section
                                                                    -------
11.5(b) hereof or the Transferring Member's giving of a Take Along Notice
-------
pursuant to Section 11.6(a) hereof, the Transferring Member shall deliver to the
            ---------------
Notified Member drafts of all definitive documents reasonably required to be executed in connection with such proposed Transfer and the Notified Member shall have the right to participate in good faith in the negotiation of such documents. The obligation of the Notified Member to consummate the transactions contemplated by the Third Party Offer shall be conditioned only upon (i) the negotiation and execution of such definitive documents, having terms and conditions consistent with the Third Party Offer and otherwise reasonably acceptable to each of the parties thereto, and (ii) the consummation of such transaction by the Transferring Member. The Notified Member shall cause a representative that is duly authorized to execute documents and to act on behalf of the Notified Member to attend the closing of such Transfer and to take such actions as are reasonably requested by the Transferring Member or the Third Party in connection therewith.

     (b) The closing of the Transfers provided for in Sections 11.4(b), 11.5(b)
                                                      ----------------  -------
and 11.6(b) hereof shall take place on the date (not later than ninety days
    -------
following the date on which either the Notice of Acceptance referred to in

Sections 11.4(b) or 11.5(b) or the Take Along Notice referred to in Section
----------------    -------                                         -------
11.6(b) is given) agreed upon by the Transferring Member, the Notified

Member and, except for the purposes of Section 11.4(b), the Third Party (or if
                                       ---------------
such day is not a Business Day, on the next succeeding Business Day), at the principal office of the Company (or at such other place as the Transferring Member, the Notified Member and, except for the purposes of Section 11.4(b), the
                                                            ---------------
Third Party shall agree).

     (c) On the date of closing of any Transfer of Member Interests by a Transferring Member to the Notified Member pursuant to Section 11.4(b), the
                                                       ---------------
Transferring Member shall assign to the Notified Member the Member Interests being Transferred pursuant to such Section and, on the date of closing of any Transfer of Member Interests by a Transferring Member and the Notified Member to a Third Party pursuant to Sections 11.5(b) and 11.6(b), the Transferring Member
                          ----------------     -------
and the Notified Member shall assign to the Third Party the Member Interests being Transferred pursuant to such Sections, in each case against delivery of the aggregate Offer Price for such Member Interests (the "Purchase Price"),
                                                          --------------
either by (i) wire transfer of the Purchase Price to an account in a bank located in the United States designated by the transferring Member for such purpose, or (ii) delivery to the transferring Member of an official bank check drawn on a member of the New York Clearing House, payable to the order of the transferring Member in the amount of the Purchase Price. Such Transfer shall, in the case of a Transfer pursuant to Section 11.4, be made without any
                                      ------------
representation or warranty whatsoever (other than to the effect that the transferring Member has good title to such Member Interests, free and clear of Liens, and has all requisite power and authority to assign such Member Interests to the transferee pursuant to Section 11.4 hereof); and, in the case of a
                              ------------
Transfer pursuant to Sections 11.5 or 11.6, shall be made upon reasonable and
                     -------------    ----
customary representations, warranties and indemnities for a transaction of such type.

     11.8  Rights of Assignee.
           ------------------

     (a) Except as provided in this Article XI and as required by operation of
                                    ----------
law, the Company will not be obligated for any purpose whatsoever to recognize the Transfer by any Member of a Member Interest unless such Transfer is made in accordance with the terms of this Agreement. A transferee or assignee of a Member's Member Interest or a Person acquiring a Member Interest pursuant to any foreclosure made upon any permitted Pledge of such Member Interest, will be entitled only to receive the distributive share of the Company's Profits, Losses and other items of income, gain, losses, deductions and credit and the distributions of cash and/or property attributable to such transferred Member Interest.

     (b) Any Transfer of a Member Interest must be in writing, may not contravene any of the provisions of this Agreement, and must be executed by the transferor and delivered to the Company and recorded on the books of the Company. Any Transfer which contravenes any of the provisions of this Agreement will be of no force and effect and will not be recognized by the Company.

     (c) A transferee of a Member Interest who is not admitted as a Member pursuant to Section 11.9 will have no right to require any information or
            ------------
account of the Company's
transactions or to inspect the Company books or to vote, but will only be entitled to receive the allocations and distributions to which its transferor would otherwise be entitled under this Agreement.

     (d) Any transferee who does not become a Member and desires to make a further transfer of such Member Interest will be subject to all of the provisions of this Article XI to the same extent and in the same manner as any
                   ----------
Member desiring to transfer its Member Interest.

     11.9  Admission as a Successor Member.
           -------------------------------

     (a) Conditions of Admission. Subject to the other provisions of this
         -----------------------
Article XI, a transferee of a Member Interest will be admitted as a Member only
----------
if the following conditions are satisfied:

          (i) The transferee accepts and agrees to be bound by the terms and provisions of this Agreement as a Member with respect to the Member Interest so transferred;

          (ii) A counterpart of this Agreement and such other documents or instruments as the Manager may reasonably require is executed by the transferee to evidence such acceptance and agreement;

          (iii) The transferee pays or reimburses the Company for all reasonable legal fees, filing and publication costs incurred by the Company in connection with the admission of the transferee as a Member with respect to the Member Interest so transferred; and

          (iv) If the transferee is not an individual, the transferee provides the Company with evidence satisfactory to counsel for the Company of the authority of such transferee to become a Member under the terms and provisions of this Agreement.

     (b) Filings.  The Manager will make all official filings and publications
         -------
as promptly as practicable after the satisfaction by the transferee of the conditions contained in this Article XI to the admission of such transferee as a
                             ----------
Member.

     11.10  Distributions and Allocations in Respect of Transferred Member
            --------------------------------------------------------------
Interests.  If any Member Interest is Transferred during any Tax Year in
---------
compliance with the provisions of this Article XI, Profits, Losses and all other
                                       ----------
items attributable to the transferred (or adjusted) interest for such period will be divided and allocated between the affected Persons by taking into account their varying interests during the period in accordance with Code
Section 706(d), using any conventions permitted by law and selected by the Manager (with the consent of the Required Members). All distributions on or before the date of such Transfer will be made to the transferor. Solely for purposes of making such allocations and distributions in the case of a Transfer, the Company will recognize such Transfer not later than the end of the calendar month during which it is given notice of such Transfer. Neither the Company nor the Manager will incur any liability for making allocations and distributions in accordance with the provisions of this Section 11.10, whether or not the Manager or the Company
                       -------------
has knowledge of any Transfer of any interest.


                                  ARTICLE XII
                          DISSOLUTION AND LIQUIDATION
                          ---------------------------

     12.1  No Dissolution.  The Company shall not be dissolved by the admission
           --------------
of Members in accordance with the terms of this Agreement or, except as provided in Section 12.2, by any event which terminates the continued membership of a
   ------------
Member in the Company, so long as the Company at all times has at least one Member. Upon the occurrence of any such event, the business of the Company shall be continued without dissolution.

     12.2  Events Causing Dissolution.  The Company shall be dissolved and its
           --------------------------
affairs shall be wound up upon the occurrence of any of the following events:

     (a) the expiration of the term of the Company, as provided in Section 2.5;
                                                                   -----------

     (b) the bankruptcy or dissolution of a Member, or the occurrence of any other event under the Delaware Act that terminates the continued membership of a Member;

     (c) the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act;

     (d) the completion of the sale of all or substantially all of the assets of the Company;

     (e) the termination of the Contribution Agreement pursuant to Section 8.1(a) thereof at any time prior to the Closing Date; or

     (f) the unanimous written consent of the Members to dissolve the Company.

     12.3  Continuation of the Company.  Upon the occurrence of an event
           ---------------------------
described in Section 12.2(a), (b) or (e) only, the Company may be reconstituted
             ---------------  ---    ---
if (i) in the case of an event described in Section 12.2(a) or (e), all of the
                                            ---------------    ---
Members unanimously elect to continue the Company within ninety days after such event, or (ii) in the case of an event described in Section 12.2(b), the
                                                    ---------------
remaining Members at the time of such event unanimously elect to continue the Company within ninety days after such event. If no election to continue the Company is made within ninety days after such event, the Company will conduct only those activities necessary to wind up its affairs. If such an election to continue the Company is made, then:

     (a) the Company will be deemed to be reconstituted and will continue unless and until dissolved in accordance with this Article XII; and
                                            -----------

     (b) all necessary steps will be taken to amend or restate this Agreement and, if the Certificate of Formation has been canceled, then a new certificate of formation (or similar certificate) shall be filed in accordance with the Delaware Act.

     12.4  Liquidation.
           -----------

     (a) Upon dissolution of the Company, the Manager will be the liquidating trustee (the "Liquidator") of the Company, unless the Manager is otherwise
              ----------
unable to serve in such capacity, in which case a Liquidator will be selected by the Required Members.

     (b) The Liquidator will agree not to resign at any time without fifteen days' prior written notice. A Liquidator other than the Manager may be removed at any time, with or without cause, by notice of removal approved by the Required Members. Upon dissolution, removal or resignation of a Liquidator, a successor and substitute Liquidator (who will succeed to all rights, powers and duties of the original Liquidator) will, within thirty days thereafter, be approved by the Required Members. The right to appoint a successor or substitute Liquidator in the manner provided herein will be recurring and continuing for so long as the functions and services of the Liquidator are authorized to continue under the provisions hereof, and every reference herein to a Liquidator will be deemed to refer also to any such successor or substitute Liquidator appointed in the manner herein provided.

     (c) Except as expressly provided in this Article XII, the Liquidator will
                                              -----------
have and may exercise, without further authorization or consent of any of the Members, all of the powers conferred upon the Manager and the Required Members under the terms of this Agreement to the extent necessary or desirable in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Company as provided for herein.

     (d) Except as provided in Section 12.6 below and in Section 8.1(b) of the
                               ------------
Contribution Agreement, the Liquidator will liquidate the assets of the Company, and, after making all allocations and distributions otherwise required by this Agreement, will apply and distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by mandatory provisions of applicable law:

          (i) First, to creditors of the Company (including Members) in the order of priority provided by law, including the escrowing of a reserve of cash or other assets of the Company for contingent liabilities in an amount determined by the Liquidator to be appropriate for such purposes; and

          (ii) Second, to the Members in accordance with the positive balances in their respective Capital Accounts.

     12.5  Reserves.  After all the assets of the Company have been distributed,
           --------
the Company will terminate; provided that, if at any time thereafter any funds in any reserve referred to in Section 12.4(d)(i) are released because the need
                              ------------------
for such reserve has ended, such funds will be distributed to the Members in the same manner as if such distribution had been made pursuant to Section
                                                              -------
12.4(d)(ii).
-----------

     12.6  Distributions in Kind.  Notwithstanding the provisions of Section
                                                                     -------
12.4 that require liquidation of the Company's assets, but subject to the order
----
of priorities set forth therein, if on dissolution of the Company the Liquidator determines that an immediate sale of part or all of the Company's assets would be impractical or would cause undue loss to the Members, the Liquidator may defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Company (other than those to Members). The Liquidator may distribute to the Members, in lieu of cash, such Company assets as the Liquidator deems not suitable for liquidation. Any distributions in kind will be subject to such conditions relating to the disposition and management thereof as the Liquidator deems reasonable and equitable. The Liquidator will value any property distributed in kind based upon such property's fair market value as determined using such reasonable method of valuation as it may adopt. The fair market value of such property will be the gross fair market value of such property for purposes of making the adjustments required by paragraph (b) of the definition of "Book Value" and paragraph (c) of the definition of "Profits and Losses."

     12.7  Filing of Certificate of Cancellation.  Upon the completion of the
           -------------------------------------
distribution of the Company's property as provided in Sections 12.4, 12.5 and
                                                      -------------  ----
12.6, the Liquidator (or the Members if necessary) will cause the Certificate of
----
Formation to be canceled and will take such other actions as may be necessary to terminate the existence of the Company.

     12.8  Return of Capital.  No Member will be personally liable for the
           -----------------
return of the Capital Contributions of the Members, or any portion thereof, it being expressly understood that any such return will be made solely from the Company's assets.


                                  ARTICLE XIII
                               GENERAL PROVISIONS
                               ------------------

     13.1  Amendment.  An amendment to this Agreement may be adopted only if
           ---------
unanimously approved in writing by all Members. Notwithstanding the foregoing, the Manager shall have the authority, acting alone, to amend this Agreement solely to reflect the admission of successor Members provided that the conditions of Section 11.9 have been met.
              ------------

     13.2  Further Action.  The parties will execute and deliver all documents,
           --------------
provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

     13.3  Invalidity of Provisions.  If any provision of this Agreement is
           ------------------------
declared or found to be illegal, unenforceable or void, in whole or in part, then the parties will be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

     13.4  Notices.  All notices that are required or may be given pursuant to
           -------
this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section
                                                                         -------
13.4):
----

          If to Butler:
          ------------

               c/o GE Capital Equity Capital Group, Inc.
               260 Long Ridge Road
               Stamford, Connecticut 06927
               Attention:  William R. Kraus
               Facsimile:  (203) 357-3945

          With copies to:
          --------------

               General Electric Capital Corporation
               260 Long Ridge Road
               Stamford, Connecticut  06927
               Attention:  Counsel -- Equity Capital Group
               Facsimile:  (203) 357-3047

               and

               King & Spalding
               191 Peachtree Street
               Atlanta, Georgia 30303-1763
               Attention:  John Hays Mershon, Esq.
               Facsimile:  (404) 572-5149

          If to Maxwell Retail:
          --------------------

               Maxwell Retail Inc.
               101 Sprague Street
               Hyde Park, Massachusetts 02136

               (or, if by mail, P.O. Box 37
               Readville, Massachusetts 02137)
               Attention:  James J. Tinagero
               Facsimile:  (617) 364-9058

          With a copy to:
          --------------

               Gibson, Dunn & Crutcher LLP
               333 South Grand Avenue
               Los Angeles, California 90071-3197
               Attention:  Jonathan K. Layne, Esq.
               Facsimile:  (213) 229-7520

          If to the Manager:
          -----------------

               To Maxwell Retail, as provided above, or
               as shall be specified by any successor
               Manager hereunder by notice give in
               accordance with this Section 13.4.
                                    ------------

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or sent by telecopy or, if mailed, when actually received.

     13.5  Binding Effect.  This Agreement will be binding upon and inure to the
           --------------
benefit of the parties hereto and their successors, legal representatives and permitted assigns.

     13.6  Integration.  This Agreement constitutes the entire agreement among
           -----------
the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

     13.7  No Third Party Beneficiary.  This Agreement is made solely and
           --------------------------
specifically between and for the benefit of the parties hereto, and their respective successors and assigns subject to the express provisions hereof relating to successors and assigns, and (except as specifically set forth in Sections 7.11 and 13.2) no other Person whatsoever will have any rights,
-------------     ----
interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

     13.8  Waiver.  No failure by any party to insist upon the strict
           ------
performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

     13.9  Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, all of which together will constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     13.10  Entire Agreement.  This Agreement contains the entire understanding
            ----------------
of the parties relating to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. This Agreement cannot be modified or amended except in writing signed by the party against whom enforcement is sought.

     13.11  Governing Law.  This Agreement will be construed and interpreted in
            -------------
accordance with and governed by the Delaware Act with respect to all matters subject thereto, and otherwise will be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to contracts made and to be performed in that State.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first above written.

                                       THE BUTLER GROUP INC.



                                       By: /s/ Douglas P Haensel
                                          __________________________________
                                          Douglas P. Haensel
                                          Executive Vice President


                                       MAXWELL RETAIL INC., individually
                                       and in its capacity as Manager



                                       By: /s/ James J. Tinagero
                                          __________________________________
                                          James J. Tinagero
                                          Chairman

                                   Exhibit A
                                   ---------

                 Schedule of Net Values of Contributed Property
                 ----------------------------------------------


                                    Property                          Net Value
                                    -----------                       ---------
     A.  Maxwell Retail Inc.
         -------------------

         1. The Sam & Libby Trademark License                         $3,460,000
                                                                       =========
                                                            Total:    $3,460,000
     B.  The Butler Group Inc.
         ---------------------

         1.  The Headquarters Assets                                  $        0

         2.  The Store FF&E                                           $3,600,000

         3.  The Store Leases                                         $        0

         4.  All other Store Assets                                   $        0
                                                                      ==========

                                                            Total:    $3,600,000

                                   Exhibit B
                                   ---------

                     Approved Budget for First Fiscal Year
                     -------------------------------------